UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5221

Seligman Portfolios, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/05

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman Portfolios, Inc.
Annual Report December 31, 2005

Seligman Portfolios, Inc.
Dear Contract Owner:

We are pleased to present the enclosed report for Seligman Portfolios, Inc. for the year ended December 31, 2005. Management commentaries, investment results, portfolios of investments, and audited financial statements for each of the Seligman Portfolios follow this letter.

Thank you for your continued support of Seligman Portfolios. We look forward to serving your investment needs for many years to come.

Respectfully,

William C. Morris
Chairman
J. & W. Seligman & Co. Incorporated

February 17, 2006

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, New York 10017	Independent Registered Public Accounting Firm Ernst & Young LLP	General Counsel Sullivan & Cromwell LLP

General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, New York 10017	Subadviser (to Seligman International Growth Portfolio) Wellington Management Company, LLP 75 State Street Boston, MA 02109	Custodians JPMorgan Chase Bank State Street Bank and Trust Company

Quarterly Schedules of Investments

Complete schedules of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on Form N-Q is also made available on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-7844 in the US or collect (212) 850-1864 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year. Individual insurance contract owners may also contact participating insurance companies for more information. Plan participants may contact their plan administrator.

__________
[1]
These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Portfolios’ prospectus or statement of additional information.

Seligman Portfolios, Inc.
Performance and Portfolio Overview

This section of the Annual Report is intended to help you understand the performance of each Portfolio of Seligman Portfolios, Inc. (the “Fund”), and to provide a summary of their portfolio characteristics.

Performance data quoted in this Annual Report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Returns for Class 1 and Class 2 shares are calculated without any sales charges. Performance data quoted are net of all portfolio operating expenses, but do not include any charges imposed on contract owners by the insurance companies’ separate account or by any pension or retirement plan. If these additional charges were included, performance would have been lower. For certain Portfolios, J. & W. Seligman & Co. Incorporated (the “Manager”) voluntarily reimbursed expenses. Such reimbursement can be discontinued at any time at the Manager’s discretion. Absent such reimbursement, returns would have been lower.

The chart for each Portfolio compares a $10,000 hypothetical investment made in Class 1 shares, to $10,000 hypothetical investments made in the appropriate benchmark indices, for the 10-year or since-inception period through December 31, 2005. For those Portfolios that issued Class 2 shares, the performance of Class 2 shares, which commenced on a later date, is not shown in the charts, but is included in the tables of returns. The performance of Class 2 shares will differ from the performance shown for Class 1 shares, based on the differences in fees paid by each class. The averages and indices are unmanaged benchmarks that assume reinvestment of distributions. The performance of the averages excludes the effect of taxes and sales charges, and the performance of the indices excludes the effect of taxes, fees, and sales charges. Investors cannot invest directly in an average or index. The charts and total returns do not reflect any fees or charges that investors will incur in purchasing or selling units of the Variable Accounts.

An investment in a Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prior to March 31, 2000, the Manager employed subadvisers that were responsible for providing all or a portion of the portfolio management services with respect to the investments of Seligman Global Technology Portfolio and Seligman International Growth Portfolio. For the period following, until September 15, 2003, in the case of Seligman International Growth Portfolio, the assets of these Portfolios were managed exclusively by the Manager. Since September 15, 2003, Wellington Management Company, LLP has acted as subadviser to provide portfolio management services for Seligman International Growth Portfolio. See Note 4 to the Financial Statements on page 46 of this report for additional information.

Accompanying each chart is a discussion of the factors that affected the Portfolio during the past year.

__________
[1]
The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Portfolios’ prospectus or statement of additional information.

Seligman Portfolios, Inc.
Performance and Portfolio Overview

Seligman Capital Portfolio

In spite of some serious challenges — rising energy prices, a more restrictive federal reserve policy, and a hurricane season that demolished the US Gulf Coast — the US economy remained strong and corporate profits were robust. Consumers continued to spend, especially on technology. However, around mid-year, retail sales did slow. Corporate spending remained sluggish, with corporate expenditures for technology continuing to be weak.

In this mixed environment, the broad US stock market, as measured by the S&P 500 Index, delivered positive, but unimpressive, returns for the year. Value stocks as a whole continued to outperform, led by energy and utility companies which were the best-performing sectors of the market. Within mid-cap stocks, however, value stocks and growth stocks delivered similar results.

Mid-cap stocks as a group were the big gainers for 2005, significantly outperforming both large-cap and small-cap stocks. Within the mid-cap growth universe, energy, health care, and industrials delivered the best performances, while consumer-related stocks lagged.

Health Care was the Portfolio’s largest sector weighting for the year and represented an overweighting relative to the benchmark Russell Midcap Growth Index. The Portfolio’s Health Care holdings underperformed those of the benchmark. The Portfolio’s holdings in biotechnology delivered generally poor returns as these stocks suffered under a barrage of negative news reports, primarily concerning some products that were taken off the market.

While the Portfolio maintained significant exposure to Information Technology — the sector was the Portfolio’s second largest sector weight for the year — it was underweighted relative to the benchmark. We were somewhat cautious in this area and were highly selective in the types of technology stocks we purchased for the Portfolio. In general, we focused on technology companies that produced consumer goods and delivered consumer services, rather than those that served the business community. This focus paid off as consumers continued to spend money on technology while business spending remained slow.

The Portfolio’s third largest sector weighting was Consumer Discretionary stocks. However, we became cautious in this area around mid-year and ended the year significantly underweighted relative to the benchmark. After three years of consumer-sector strength, we became concerned that consumer spending would weaken in the face of higher interest rates and higher energy costs. When we began receiving some negative reports, such as slowing retail sales, we reduced the Portfolio’s exposure to the sector. For the stocks we held here, we were highly selective and this made a tremendous positive difference for the Portfolio. Within Consumer Discretionary, we focused on specialty retail companies that dominated their niche markets.

At the beginning of 2005, we had believed that capital spending would increase and that industrial stocks would benefit. The Portfolio thus overweighted Industrial stocks relative to the benchmark. While the sector delivered positive absolute returns, the Portfolio underperformed the benchmark in this sector.

__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Seligman Portfolios, Inc.
Performance and Portfolio Overview

Seligman Capital Portfolio (continued)

Diversification of Net Assets (unaudited)
December 31, 2005

				Percent of Net Assets December 31,
	Issues	Cost	Value	2005	2004†
Common Stocks:
Aerospace and Defense	2	$121,982	$183,687	1.4	2.7
Air Freight and Logistics	1	46,383	53,972	0.4	—
Airlines	1	128,426	138,012	1.0	1.6
Auto Components	2	296,960	304,428	2.3	—
Biotechnology	9	574,484	568,920	4.3	7.9
Building Products	—	—	—	—	0.9
Capital Markets	3	396,233	415,259	3.1	—
Chemicals	2	225,000	225,831	1.7	2.4
Commercial Banks	1	108,063	102,638	0.8	—
Commercial Services and Supplies	3	689,722	705,797	5.3	11.0
Communications Equipment	1	81,061	78,365	0.6	2.6
Computers and Peripherals	5	419,683	456,570	3.4	2.9
Construction and Engineering	2	276,099	415,457	3.1	2.0
Containers and Packaging	1	166,013	170,430	1.3	—
Diversified Financial Services	2	144,379	214,661	1.6	—
Electrical Equipment	1	53,675	70,992	0.5	0.9
Electronic Equipment and Instruments	1	106,903	126,502	0.9	2.9
Energy Equipment and Services	3	242,720	349,757	2.6	0.7
Energy Traders	1	86,162	85,482	0.6	—
Food and Staples Retailing	—	—	—	—	0.4
Food Products	4	437,173	427,140	3.2	2.7
Gas Utilities	1	40,769	40,359	0.3	—
Health Care Equipment and Supplies	7	520,113	510,041	3.8	4.2
Health Care Providers and Services	11	632,719	707,471	5.3	7.0
Hotels, Restaurants and Leisure	6	686,528	759,355	5.7	5.4
Household Durables	—	—	—	—	0.8
Insurance	4	291,989	300,627	2.3	—

				Percent of Net Assets December 31,
	Issues	Cost	Value	2005	2004†
Common Stocks: (continued)
Internet and Catalog Retail	1	$56,877	$88,671	0.7	0.8
Internet Software and Services	1	91,636	121,365	0.9	2.2
IT Services	6	596,962	666,941	5.0	2.9
Leisure Equipment and Products	—	—	—	—	1.0
Machinery	1	67,277	61,692	0.5	0.3
Media	1	69,308	69,524	0.5	1.1
Metals and Mining	2	113,150	132,868	1.0	—
Multiline Retail	2	202,269	199,925	1.5	1.1
Oil, Gas and Consumable Fuels	6	556,067	701,427	5.2	1.7
Paper and Forest Products	—	—	—	—	0.8
Personal Products	2	390,057	360,428	2.7	2.4
Pharmaceuticals	7	550,117	608,977	4.6	5.6
Semiconductors and Semiconductor Equipment	8	525,814	614,270	4.6	4.1
Software	5	602,269	641,449	4.8	4.9
Specialty Retail	8	853,436	1,028,068	7.7	8.4
Textiles, Apparel and Luxury Goods	1	43,913	46,676	0.3	—
Trading Companies and Distributors	—	—	—	—	1.3
Wireless Telecommunication Services	2	159,955	177,319	1.3	0.6
	127	11,652,346	12,931,353	96.8	98.2
Short-Term Holding and Other Assets Less Liabilities	1	428,459	428,459	3.2	1.8
Net Assets	128	$12,080,805	$13,359,812	100.0	100.0

† Restated to conform to current classification.

Largest Portfolio Changes
During the Six Months Ended December 31, 2005

Largest Purchases		Largest Sales
NBTY*	Abercrombie & Fitch (Class A)*	USANA Health Sciences**	Michaels Stores**
Euronet Worldwide*	Business Objects (ADR)*	Bed Bath & Beyond	Chico’s FAS
Northern Trust*	EOG Resources*	Allied Waste Industries**	Fortune Brands**
BorgWarner*	Electronics for Imaging*	Goodrich**	Tupperware**
Temple-Inland*	Chattem*	Precision Castparts	Covance**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.
_____________
*	Position added during the period.
**	Position eliminated during the period.

Seligman Portfolios, Inc.
Performance and Portfolio Overview

Seligman Cash Management Portfolio

Summary of Net Assets (unaudited) December 31, 2005

	Value	Percent of Net Assets
Short-Term Holdings:
Fixed Time Deposits	$6,050,000	39.9
US Government Securities	1,796,418	11.9
US Government Agency Securities	2,993,431	19.7
Repurchase Agreement	2,851,000	18.8
Commercial Paper	2,304,473	15.2
	15,995,322	105.5
Other Assets Less Liabilities	(840,851)	(5.5)
Net Assets	$15,154,471	100.0

Seligman Common Stock Portfolio

The year 2005 delivered strong US economic resiliency yet disappointing stock market performance. Some of the notable developments that influenced the economy and the markets last year included sharply higher commodity prices, continued federal funds rate increases, and several natural disasters. Energy prices hit record levels during the year, driven by increasing demand from emerging economies as well as supply reductions from three significant hurricanes that hit the Gulf Coast region. The Federal Reserve Board continued its policy of “measured pace” tightening, raising the federal funds rate in eight consecutive 0.25% increments in 2005. Despite higher short-term rates, long-term rates were little changed (as measured by the 10-year Treasury), which resulted in a flatter US Treasury yield curve. Despite higher energy prices and rising short-term interest rates, consumers remained resilient. Many corporations strengthened their financial standing, though there were some notable exceptions. The major rating agencies downgraded General Motors’ and Ford’s debt to junk status, while two auto suppliers, Collins & Aikman and Delphi, declared bankruptcy. Bankruptcies also plagued the Airline sector, with Delta and Northwest both filing for Chapter 11. (The Fund, however, was not invested in any of these companies.) Outside of the US, hostilities continued in Iraq, and terrorist activities remained a concern.

The US economy took most of these developments in stride. Despite high commodity prices, core inflation remained low. Corporate profits increased at a double-digit pace. GDP growth also continued its strong trends. Merger and acquisition activity accelerated as companies put their large cash balances to work. We expect this trend to continue in 2006. Overall, 2005 was a year in which we saw an encouragingly favorable economic backdrop, but in which the major US equity indices delivered unimpressive returns. The Dow Jones Industrial Average ended the year lower, while the S&P 500 and the NASDAQ posted slight gains.

The Portfolio’s underperformance for the year relative to the S&P 500 Index resulted from a combination of adverse stock selection and sector allocation. From a sector perspective, the Portfolio was underweight versus the S&P 500 in Energy, which was the top-performing sector in the benchmark. We did not anticipate continued strength in this sector, and our relative underweight in Energy penalized performance.

From a stock selection standpoint, adverse stock selection in Health Care and Industrials proved detrimental to the Portfolio’s performance for the period. Within Health Care, the Portfolio maintained a sizable weighting in pharmaceutical stocks, which, in general, underperformed sharply in 2005. Further, within Health Care, the Portfolio’s smaller biotech holdings hurt performance as larger biotech companies outperformed smaller biotech companies for the period. Within Industrials, stock selection hurt performance, in particular due to a large industrial conglomerate in which the Portfolio maintained a considerable position.

Exposure to the Telecommunications Services and Consumer Staples sectors contributed positively to performance for the period. Consolidation activity along with increased competition and technological change within Telecommunications made the sector a generally difficult area for investors in 2005, and the sector delivered negative returns for the benchmark. However, our strategy focused on areas within Telecomm outside of the benchmark — in particular the cell phone tower space. This strategy proved successful as stock selection within the sector made the largest positive relative contribution to Portfolio performance for the year and caused the sector, which was one of the worst performing for the benchmark, to be one of the top-performing sectors for the Portfolio.

The Portfolio’s exposure to, and stock selection within, Consumer Staples further aided performance. The Portfolio’s single largest individual contributor to performance in 2005 was a large consumer staples company that posted exceptional gains for the period, and in which the Portfolio maintained a significant weighting.

$30,000
20,000
10,000
0
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05

	Value at 12/31/05	Average Annual Total Returns		
		One Year	Five Years	Ten Years
Seligman Common Stock Portfolio				
Class 1	$16,991	2.03%	(1.48)%	5.44%
Lipper Large-Cap Core Funds Average*	n/a	4.84	(0.95)	7.59
S&P 500 Index*	23,826	4.90	0.54	9.06

* See benchmark descriptions on pages 18 to 19.

__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Seligman Portfolios, Inc.
Performance and Portfolio Overview

Seligman Common Stock Portfolio (continued)

Diversification of Net Assets (unaudited)
December 31, 2005

				Percent of Net Assets December 31,
	Issues	Cost	Value	2005	2004
Common Stocks, Warrants and Options Purchased:
Aerospace and Defense	2	$106,514	$119,890	1.5	0.6
Air Freight and Logistics	1	36,618	41,356	0.5	—
Auto Components	—	—	—	—	0.8
Beverages	4	185,114	178,747	2.2	2.8
Biotechnology	2	183,840	136,762	1.7	1.1
Building Products	1	30,568	33,209	0.4	0.5
Capital Markets	4	188,253	212,322	2.6	3.0
Chemicals	4	185,335	206,072	2.5	2.1
Commercial Banks	2	253,554	272,465	3.3	3.4
Commercial Services and Supplies	2	166,386	148,260	1.8	1.8
Communications Equipment	8	500,416	508,372	6.2	3.8
Computers and Peripherals	5	310,568	326,077	4.0	4.9
Consumer Finance	—	—	—	—	1.9
Containers and Packaging	1	98,013	99,120	1.2	—
Diversified Consumer Services	1	39,698	38,240	0.5	—
Diversified Financial Services	3	388,386	434,218	5.3	3.9
Diversified Telecommunication Services	2	208,214	205,739	2.5	2.2
Electric Utilities	—	—	—	—	0.5
Electronic Equipment and Instruments	—	—	—	—	0.6
Energy Equipment and Services	—	—	—	—	0.9
Food and Staples Retailing	4	353,498	305,881	3.7	3.7
Food Products	1	30,805	27,828	0.3	1.3
Health Care Equipment and Supplies	2	114,321	106,550	1.3	0.4
Health Care Providers and Services	2	113,369	117,261	1.4	1.9
Hotels, Restaurants and Leisure	2	97,783	91,209	1.1	2.3
Household Products	1	35,546	40,805	0.5	2.4

				Percent of Net Assets December 31
	Issues	Cost	Value	2005	2004
Common Stocks, Warrants and Options Purchased: (continued)
Index Derivatives	—	—	—	—	0.7
Industrial Conglomerates	3	$359,599	$423,297	5.1	5.3
Insurance	3	217,951	262,563	3.2	5.1
Internet and Catalog Retail	—	—	—	—	0.8
Internet Software and Services	3	174,557	196,307	2.4	1.0
IT Services	1	62,816	63,250	0.8	—
Machinery	2	96,330	123,208	1.5	1.7
Media	8	455,060	439,565	5.4	3.5
Metals and Mining	1	50,026	47,312	0.6	1.7
Multi-Utilities	1	31,486	30,880	0.4	0.9
Multiline Retail	2	139,223	134,153	1.6	0.5
Oil, Gas and Consumable Fuels	4	346,384	403,428	4.9	3.9
Paper and Forest Products	—	—	—	—	0.6
Personal Products	1	38,736	34,260	0.4	—
Pharmaceuticals	13	931,160	890,855	10.8	10.4
Semiconductors and Semiconductor Equipment	4	175,393	190,752	2.3	3.2
Software	4	531,910	384,968	4.6	5.4
Specialty Retail	3	166,110	158,509	1.9	1.1
Thrifts and Mortgage Finance	4	131,135	132,346	1.6	1.7
Tobacco	3	184,426	266,867	3.3	2.9
Wireless Telecommunication Services	4	181,591	210,183	2.5	1.9
	119	7,900,692	8,043,086	97.8	99.1
US Government Securities	1	29,843	29,644	0.4	—
Short-Term Holdings and Other Assets Less Liabilities	3	147,035	146,371	1.8	0.9
Net Assets	123	$8,077,570	$8,219,101	100.0	100.0

Largest Portfolio Changes
During the Six Months Ended December 31, 2005

Largest Purchases		Largest Sales
Albertson’s*	Valeant Pharmaceuticals	Crown Castle International**	Morgan Stanley
BellSouth*	International*	Exxon Mobil	Ameren**
Google (Class A)*	CVS*	MBNA**	Colgate-Palmolive**
Maxim Integrated Products*	Amdocs*	Computer Associates	Novell**
Corning*	ConocoPhillips	International**	Wal-Mart Stores
Mercury Interactive*		Kroger**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.
__________
*	Position added during the period.
**	Position eliminated during the period.

Seligman Portfolios, Inc.
Performance and Portfolio Overview

Seligman Communications and Information Portfolio

The technology market in 2005 delivered positive performance, due in large part to a healthy overall global electronics market. Global semiconductor revenues were up roughly 8%, according to the Semiconductor Industry Association, driven largely by strong unit growth in both PCs and cell phones, along with continued strength in the consumer electronics markets, in particular MP3 audio players, flat panel television sets, and GPS navigation devices.

Much of the growth seen in the technology market in 2005 occurred in newly industrialized areas outside of developed countries — in places such as Russia, Eastern Europe, China, India, Indonesia, and Brazil. Price reductions in cell phones, PCs and consumer electronics have played a major role in the expansion of these markets. The technology industry has historically been able to pass through cost reductions to end consumers, thereby significantly expanding the total available market sizes of numerous technology products. This price elasticity of demand has certainly been a key factor in the doubling of the unit volumes of cell phones shipped globally over the past five years.

The consolidation trend within the technology industry remained strong in 2005, marked by increased merger and acquisition activity. In addition, share buybacks rose to record levels as companies put excess cash to work. Growth in technology in 2005 was consumer-driven, despite concerns over rising interest rates and record energy prices. US sales of consumer electronics are estimated to have grown 11% in 2005, a slight increase from the 10% sales growth in consumer electronics from 2003-2004, according to the Consumer Electronics Association.

The Portfolio’s relative outperformance for the period is attributable primarily to exceptional stock selection in the Semiconductors and Semiconductor Equipment industry, which delivered positive investment results for both the Portfolio and the benchmark for the period. The industry, no longer plagued by excess inventories, was driven by an overall healthy demand for semiconductors resulting from strong PC and cell phone unit growth, as well as continued strength in consumer electronics. While the Portfolio was underweight in the industry, relative to the benchmark, the top-performing companies in the Portfolio for the period included a microprocessor manufacturer and a company that supplies bare silicon wafers to virtually every chip maker in the world. The robust PC market benefited both companies, and the microprocessor company gained market share on the back of superior product architecture, particularly for server computers.

The largest detractor for the period was a security software company in which the Portfolio held a sizable position. The company did not perform well, especially in the last few months. We believe a major reason for this underperformance was negative investor sentiment regarding the company’s recent acquisition of another large security software company. Another factor that may have further hurt the stock’s performance is the concern over Microsoft’s entry into the anti-virus software market, expected mid-2006. We continue to maintain a significant investment in this company, however, as we believe that the worst is over, that the risk posed by Microsoft’s entry into the market has already been discounted in the company’s share price, and that it continues to exhibit attractive profitability and growth prospects.

We sold our positions in a few entertainment software companies that had performed well for us in early 2005 as we became increasingly concerned by mid-year that the video game industry had peaked. We bought back a small position in one of these companies that has continued to perform well. We have otherwise steered clear of the video gaming arena as we believe many of these software companies are being hurt by the console transition that has resulted from the introduction of the new Xbox gaming system and the anticipated debut of Playstation 3 later in 2006.

Also detracting from Portfolio performance for the period were holdings in a Computer Peripherals company and a Health Care Equipment and Supplies company that had a ruling against it in 2005 from the government agency that oversees Medicare reimbursements. In the past, the Portfolio has benefited from its ability to invest in the non-traditional technology sector of Health Care, focusing on companies such as medical device and clinical lab equipment companies that are closely tied to, or are dependent on, technology. In 2005 the Portfolio’s stock selection in Health Care Providers and Services companies contributed positively to performance, while stock selection within the Health Care Equipment and Supplies industry had a negative impact on the Portfolio for the period. The Portfolio generally reduced its weighting in the Health Care sector as the year progressed.

Seligman Portfolios, Inc.
Performance and Portfolio Overview

Seligman Communications and Information Portfolio (continued)

A strategy that we employed in 2005 was to increase the Portfolio’s international exposure, based on our view that much of the growth we have been seeing in the technology market is occurring on a much more global scale. As such, we purchased a few Indian IT Services outsourcing companies that contributed positively to Portfolio performance, as well as a Japanese Electronics Equipment and Instruments company that supplies ceramic materials used in the packaging of semiconductors.

__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Diversification of Net Assets (unaudited)
December 31, 2005

				Percent of Net Assets December 31,
	Issues	Cost	Value	2005	2004†
Common Stocks:
Application Software	6	$8,316,301	$6,910,540	11.8	4.8
Biotechnology	1	325,546	339,838	0.6	2.1
Communications Equipment	7	4,130,064	4,460,227	7.6	9.0
Computers and Peripherals	11	6,204,520	6,608,824	11.3	6.9
Consumer Software	1	604,950	613,074	1.0	3.9
Diversified Telecommunication Services	2	391,156	377,503	0.6	0.8
Electronic Equipment and Instruments	4	1,960,360	2,185,565	3.7	3.3
Health Care Equipment and Supplies	4	2,852,430	2,601,864	4.4	7.7
Health Care Providers and Services	—	—	—	—	3.3
Internet and Catalog Retail	3	1,095,748	1,112,287	1.9	2.9
Internet Software and Services	7	8,615,554	7,791,780	13.3	4.0
IT Services	5	3,816,703	3,833,171	6.5	7.8
Leisure Equipment and Products	—	—	—	—	0.7
Media	1	677,903	533,746	0.9	1.1
Semiconductors and Semiconductor Equipment	15	9,292,934	10,594,704	18.0	12.9
Systems Software	4	5,277,943	5,087,826	8.7	22.1
Technical Software	2	4,795,474	4,364,093	7.4	—
Wireless Telecommunication Services	1	543,856	516,256	0.9	—
	74	58,901,442	57,931,298	98.6	93.3
Short-Term Holding and Other Assets Less Liabilities	1	803,831	811,992	1.4	6.7
Net Assets	75	$59,705,273	$58,743,290	100.0	100.0

_____________
† Restated to conform to current classification.

Largest Portfolio Changes
During the Six Months Ended December 31, 2005

Largest Purchases
Mercury Interactive*
McAfee
Seagate Technology
Maxim Integrated Products*
ASML Holding (NY shares)*
Integrated Device Technology
Altera
Cognos*
Kinetic Concepts
Sun Microsystems*

Largest Sales
Advanced Micro Devices**
BMC Software**
MEMC Electronic Materials
Take-Two Interactive Software**
Cytyc**
Yahoo!**
Laboratory Corporation of America Holdings**
Infosys Technologies
Motorola**
Cisco Systems

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.
_____________
*	Position added during the period.
**	Position eliminated during the period

Seligman Portfolios, Inc.
Performance and Portfolio Overview

Seligman Global Technology Portfolio

Overall, the Portfolio performed well for the fiscal year as technology stocks posted positive returns for the period, although investor enthusiasm was dampened slightly by concerns over rising oil prices, rising interest rates, and the short-term impact of Hurricanes Katrina and Rita. Abroad, the Japanese economy enjoyed strong economic performance, with its markets rallying on the heels of improving employment conditions and increased Japanese capital expenditure. Further, during the fiscal year we saw a general pick-up in manufacturing in Taiwan, which had lagged in recent years.

Semiconductors and Semiconductor Equipment was the best-performing industry for the Portfolio for the year. Superior stock selection within the industry played the largest role in the Portfolio’s relative outperformance for the period. Stock selection within Electronics Equipment and Instruments also resulted in strong gains for the Portfolio. Individual holdings having the largest impact on Portfolio performance for the year included two US semiconductor equipment companies and a Japanese electronic equipment and instruments company that provides ceramic materials used in the packaging of semiconductors.

Healthcare Equipment and Supplies and Computers and Peripherals were the bottom-performing industries for the Portfolio for the period, and the Portfolio’s relative overweight in each detracted from the Portfolio’s performance for the period. Portfolio holdings that detracted the most from performance were a US healthcare equipment and supplies company (which the Portfolio no longer owns) and a US computer and peripherals company.

From a geographic standpoint, the Portfolio was largely positioned in US names (about 67%). Non-US stocks outperformed domestic stocks for the period. The Portfolio held a slight relative overweight in the US, but strong stock selection provided solid gains for the Portfolio. The Portfolio’s next largest weightings were in Japan (about 7.5%) and Taiwan (3.3%), which provided substantial gains for the Portfolio, offsetting weaker performance posted by the Portfolio’s European holdings for the period.

__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Seligman Portfolios, Inc.
Performance and Portfolio Overview

Seligman Global Technology Portfolio (continued)

Diversification of Net Assets by Industry (unaudited)
December 31, 2005

				Percent of Net Assets December 31,
	Issues	Cost	Value	2005	2004†
Common Stocks:
Application Software	6	$927,268	$870,311	10.2	10.8
Biotechnology	1	38,155	39,981	0.5	1.3
Chemicals	1	29,589	51,722	0.6	1.1
Commercial Services and Supplies	1	36,419	41,419	0.5	—
Communications Equipment	9	696,187	786,829	9.2	10.5
Computers and Peripherals	14	978,040	1,053,318	12.3	8.5
Consumer Software	3	187,227	193,632	2.3	2.1
Diversified Financial Services	1	42,938	48,164	0.6	—
Diversified Telecommunication Services	1	41,803	40,650	0.5	1.3
Electronic Equipment and Instruments	8	438,221	539,465	6.3	8.1
Health Care Equipment and Supplies	5	237,082	218,736	2.6	3.6
Health Care Providers and Services	—	—	—	—	3.2
Hotels, Restaurants and Leisure	1	41,445	44,601	0.5	—
Household Durables	—	—	—	—	0.5
Internet and Catalog Retail	3	149,197	150,872	1.8	1.7
Internet Software and Services	7	854,234	763,115	8.9	4.2
IT Services	8	654,281	723,640	8.5	10.2
Leisure Equipment and Products	—	—	—	—	0.5
Office Electronics	2	79,961	88,001	1.0	1.5
Semiconductors and Semiconductor Equipment	15	1,167,712	1,352,801	15.9	12.2
Systems Software	4	589,248	605,845	7.1	12.6
Technical Software	2	375,339	358,183	4.2	2.0
Wireless Telecommunication Services	1	117,113	114,464	1.3	—
	93	7,681,459	8,085,749	94.8	95.9
Other Assets Less Liabilities	—	441,812	442,866	5.2	4.1
Net Assets	93	$8,123,271	$8,528,615	100.0	100.0

__________
† Restated to conform to current classification.

Largest Portfolio Changes
During the Six Months Ended December 31, 2005

Largest Purchases
Mercury Interactive*
Maxim Integrated Products*
ASML Holding (NY shares)*
Altera
Cognos*
Integrated Device Technology
Murata Manufacturing*
Sun Microsystems*
Quest Software*
Keyence*

Largest Sales
Advanced Micro Devices**
BMC Software**
MEMC Electronic Materials
Ibiden**
Take-Two Interactive Software**
Cisco Systems
Laboratory Corporation of America Holdings**
Garmin**
Motorola**
Yahoo!**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

__________
*	Position added during the period.
**	Position eliminated during the period.

Seligman Portfolios, Inc.
Performance and Portfolio Overview

Seligman International Growth Portfolio

International equity markets, as measured by the MSCI EAFE Index, outperformed US equity markets, as measured by the S&P 500 Index, for the period. Most sectors of the MSCI EAFE Index advanced between 9% - 28%, with only Telecommunication Services lagging behind. Value stocks outperformed growth stocks, both internationally and in the US.

While our investment process is bottom-up stock selection, the Portfolio’s sector allocations detracted from relative performance against the MSCI EAFE Index. Overweight allocations to traditional growth sectors such as Consumer Discretionary and Information Technology had a negative impact on Portfolio performance, as those sectors underperformed others in the MSCI EAFE for the period. The Energy and Materials sectors, in which the Portfolio is underweight, relative to the benchmark MSCI EAFE Index, were the best-performing areas of the market. As managers of a growth portfolio, however, we have not traditionally made these sectors areas of focus.

The Portfolio underperformed significantly in the first quarter, due primarily to its position in an Irish pharmaceutical company. This company was the largest positive contributor to Portfolio performance in 2004, and, as such, was one of the Portfolio’s largest holdings entering 2005. Early in 2005, however, one of the company’s major drugs was withdrawn from the market following a patient death in a follow-on clinical trial. The patient death and withdrawal of the drug were both tragic and unexpected. As soon as the drug was withdrawn, the company’s position in the Portfolio was eliminated. The Portfolio outperformed the index over the last nine months of the year, though not enough to offset the loss suffered in the first quarter.

Stock selection in Information Technology and Consumer Discretionary also detracted from the Portfolio’s absolute and relative performance for the year. Individual holdings that negatively impacted the Portfolio’s investment results included a Canadian communications equipment company that has come under pressure due to an ongoing patent litigation case with another technology firm, a Japanese anti-virus software maker that suffered due to lower profits that resulted from higher expenses associated with correcting software defects (which the Portfolio no longer owns), and a British media company.

On the positive side, the Portfolio benefited from stock selection within the Energy sector. The top contributor to both absolute and relative performance was an integrated Canadian oil and gas company that benefited from tight demand-supply conditions and a high pricing environment during the year. The second largest contributor to both absolute and relative performance was a Japanese commercial bank that benefited from synergies resulting from their recent merger, as well as a reduction in bad debt and the improving Japanese economy. Additional leading contributors to performance during the year included a communications equipment company in the Netherlands and a Swiss pharmaceutical company.

The Portfolio’s overweight in Consumer Discretionary, Health Care and Information Technology sectors, some of the strongest areas where we see growth, are a result of our bottom-up research and stock analysis. Despite the Portfolio’s challenging relative performance during the annual period, our process has not wavered. Our focus remains on stock and sector selections that result from intense bottom-up research, diligently meeting with the management of leading global companies, and leveraging the strong research capabilities of our firm. We have strong conviction in our holdings and process, and we are optimistic about the Portfolio’s positioning.

$20,000
15,000
10,000
5,000
0
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05

	Value at 12/31/05	Average Annual Total Returns One Year	Five Years	Ten Years
Seligman International Growth Portfolio				
Class 1	$12,626	5.04%	1.90%	2.36%
Lipper International Funds Average*	n/a	14.65	3.86	7.00
Lipper International Multi-Cap Growth Funds Average*	n/a	15.40	2.53	6.79
MSCI EAFE Index*	18,205	14.02	4.94	6.17

* See benchmark descriptions on pages 18 to 19.

Note: An investment in this Portfolio is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuation, foreign taxation, difference in financial reporting practices, and rapid changes in political and economic conditions.

__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Seligman Portfolios, Inc.
Performance and Portfolio Overview

Seligman International Growth Portfolio (continued)

Diversification of Net Assets by Industry (unaudited)
December 31, 2005

				Percent of Net Assets December 31,
	Issues	Cost	Value	2005	2004
Common Stocks and Warrants:
Aerospace and Defense	—	—	—	—	4.4
Air Freight and Logistics	1	$32,897	$33,345	0.9	—
Airlines	1	34,918	44,808	1.2	—
Automobiles	1	59,566	73,246	1.9	3.1
Beverages	—	—	—	—	1.2
Biotechnology	1	69,942	75,602	2.0	—
Building Products	—	—	—	—	0.9
Capital Markets	1	68,517	78,073	2.1	1.8
Chemicals	1	49,826	57,639	1.5	—
Commercial Banks	8	374,443	443,826	11.7	12.4
Commercial Services and Supplies	—	—	—	—	2.0
Communications Equipment	3	174,943	175,624	4.6	8.8
Computers and Peripherals	1	37,411	40,518	1.1	—
Construction and Engineering	1	21,820	34,591	0.9	0.5
Diversified Financial Services	1	31,615	37,386	1.0	—
Diversified Telecommunication Services	—	—	—	—	2.1
Electrical Equipment	1	38,202	38,613	1.0	—
Electronic Equipment and Instruments	4	151,221	189,371	5.0	1.2
Energy Equipment and Services	—	—	—	—	1.7
Food and Staples Retailing	1	35,065	47,072	1.2	1.0
Food Products	2	81,212	89,451	2.4	1.9
Health Care Equipment and Supplies	1	53,559	64,653	1.7	2.1
Hotels, Restaurants and Leisure	—	—	—	—	3.6
Household Durables	4	128,433	144,140	3.8	1.1

				Percent of Net Assets December 31,
	Issues	Cost	Value	2005	2004
Common Stocks and Warrants: (continued)
Household Products	1	$64,632	$66,129	1.7	—
Industrial Conglomerates	1	28,036	28,538	0.8	—
Insurance	2	112,462	128,599	3.4	2.1
Internet and Catalog Retail	—	—	—	—	1.6
Internet Software and Services	1	17,703	38,404	1.0	—
IT Services	1	25,603	26,314	0.7	1.5
Machinery	4	119,208	146,545	3.9	0.8
Marine	1	26,868	44,302	1.2	1.0
Media	6	269,298	316,655	8.4	8.0
Metals and Mining	5	127,373	146,188	3.9	—
Multi-Utilities	1	48,911	52,653	1.4	—
Multiline Retail	1	32,345	34,472	0.9	1.4
Oil, Gas and Consumable Fuels	3	114,873	124,701	3.3	4.9
Pharmaceuticals	4	210,490	244,428	6.5	6.5
Real Estate	2	42,096	70,080	1.9	2.1
Road and Rail	3	43,235	46,505	1.2	1.3
Semiconductors and Semiconductor Equipment	2	95,920	99,513	2.6	0.4
Software	1	65,427	76,371	2.0	2.9
Specialty Retail	2	78,033	113,563	3.0	4.3
Textiles, Apparel and Luxury Goods	3	132,320	146,252	3.9	3.4
Tobacco	—	—	—	—	4.3
Transportation Infrastructure	—	—	—	—	1.5
Wireless Telecommunication Services	2	87,066	87,645	2.3	2.0
	79	3,185,489	3,705,815	98.0	99.8
Other Assets Less Liabilities	—	76,522	76,720	2.0	0.2
Net Assets	79	$3,262,011	$3,782,535	100.0	100.0

Largest Portfolio Changes
During the Six Months Ended December 31, 2005

Largest Purchases		Largest Sales
Serono*	Toyota Motor*	Petro-Canada**	Esprit Holdings**
Nokia*	Nestlé*	Ahold**	SAP**
America Movil (Series L) (ADR)*	Commerzbank*	Japan Tobacco**	European Aeronautic Defense
Allianz*	Suncor Energy*	AU Optronics (ADR)	and Space**
Samsung Electronics*	JSR*	Vivendi Universal**	Capita Group**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.
_____________
*	Position added during the period.
**	Position eliminated during the period.

Seligman Portfolios, Inc.
Performance and Portfolio Overview

Seligman Investment Grade Fixed Income Portfolio

The Federal Reserve Board continued raising the short-term federal funds rate at a “measured” pace, with eight 0.25% increases over the course of the year. This has amounted to 12 consecutive increases, for a total of three percentage points, since the Fed began raising short-term rates in June 2004. Historically, when the Fed has raised short-term rates, longer-term rates have reacted in kind. Longer-term interest rates, however, remained relatively flat. This flattening of the yield curve had the most significant impact on Portfolio performance for the period.

Oil prices continued to surge throughout the course of the year, bringing with them higher energy prices on the whole. Energy markets priced in extreme devastation as Hurricanes Katrina and Rita halted US oil production in the Gulf Coast. Additionally, even though yields on US fixed income securities were at near historic lows, they were still much higher, relative to fixed income securities outside the US. This difference has resulted in huge foreign demand for US fixed income, in turn allowing rates to remain at low levels. Inflation has also continued to remain low; rallies in long-term bonds further suggest that the market is not overly concerned with inflation.

At this time last year, anticipating a rise in yields across the yield curve in response to rising shorter-term interest rates, the Portfolio was positioned defensively, with a shorter duration. Duration is the average amount of time it takes to receive interest and principal on a bond, and is commonly used to measure changes in a bond’s (or a portfolio of bonds) sensitivity to interest rates. At the close of the year, long-term bonds had outperformed shorter-term bonds. We were surprised to see this historically atypical response to rising short-term rates, and expected it to be short-lived. We therefore continued to maintain the portfolio’s defensively shorter duration. Longer-term bonds, however, continued to rally throughout much of the past year, contributing to the Portfolio’s underperformance for the period.

We increased the Portfolio’s exposure to corporate bonds during the year. Earlier in the year we believed that corporate valuations were too rich to continue performing as well as they had been. We expected corporate bond yields to rise, putting downward pressure on prices. Corporate bonds continued to perform well at these already rich levels, and we began to increase the Portfolio’s exposure to the sector. The Portfolio’s earlier defensive underweighting in this sector, however, contributed to the Portfolio’s underperformance for the period. The Portfolio’s large allocation to mortgage-backed securities was significantly reduced prior to declines in the sector. This sector has historically performed well in periods of low interest-rate volatility. We reversed the Portfolio’s position as volatility picked up, avoiding recent negative performance that would have proved to be further detrimental to Portfolio performance.

__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Seligman Portfolios, Inc.
Performance and Portfolio Overview

Seligman Investment Grade Fixed Income Portfolio (continued)

Diversification of Net Assets (unaudited)
December 31, 2005

			Percent of Net Assets December 31,
	Issues	Value	2005	2004
US Government and Government Agency Securities	22	$1,172,280	42.5	54.5
Corporate Fixed-Income Securities:
Aerospace and Defense	1	80,547	2.9	0.2
Airlines	1	32,749	1.2	—
Automobiles	—	—	—	1.2
Beverages	1	19,753	0.7	0.7
Biotechnology	1	14,559	0.5	—
Capital Markets	1	14,985	0.5	2.5
Chemicals	—	—	—	1.4
Commercial Banks	2	61,265	2.2	2.9
Commercial Services and Supplies	—	—	—	0.6
Computers and Peripherals	—	—	—	0.9
Consumer Finance	4	107,683	3.9	7.0
Diversified Financial Services	2	44,335	1.6	2.3
Diversified Telecommunication Services	1	20,013	0.7	1.3
Electric Utilities	5	134,167	4.9	2.9
Food and Staples Retailing	1	65,455	2.4	1.3
Food Products	2	29,273	1.1	—
Health Care Equipment and Supplies	1	21,107	0.8	—
Health Care Providers and Services	2	68,873	2.5	1.2
Hotels, Restaurants and Leisure	1	37,245	1.3	—
Household Durables	4	117,679	4.3	1.1
Household Products	—	—	—	1.9
Independent Power Producers and Energy Traders	1	41,029	1.5	—
Insurance	3	81,785	3.0	—
Media	1	20,449	0.7	1.9
Multi-Utilities	2	34,987	1.3	3.6
Oil, Gas and Consumable Fuels	3	119,446	4.3	—
Pharmaceuticals	1	30,458	1.1	—
Real Estate	1	20,152	0.7	—
Specialty Retail	1	5,040	0.2	—
Thrifts and Mortgage Finance	1	35,108	1.3	1.3
Wireless Telecommunication Services	1	14,548	0.5	2.0
Total Corporate Fixed-Income Securities	45	1,272,690	46.1	38.2
Short-Term Holdings and Other Assets Less Liabilities	3	313,230	11.4	7.3
Net Assets	70	$2,758,200	100.0	100.0

Largest Portfolio Changes
During the Six Months Ended December 31, 2005

Largest Purchases
US Treasury Notes 4.375%, 12/15/2010*
Freddie Mac 5.05%, 12/8/2008*
US Treasury Notes:
3.375%, 10/15/2009*
4.5%, 11/15/2015*
CVS Lease 5.88%, 1/10/2028*
US Treasury Notes:
4.375%, 11/15/2008*
4.25%, 10/31/2007*
Tosco 8.125%, 2/15/2030*
D.R. Horton 5%, 1/15/2009*
Fannie Mae 4.75%, 2/21/2013*

Largest Sales
US Treasury Notes 4.25%, 11/15/2014**
Fannie Mae:
5%, 4/6/2010**
4.125%, 6/16/2008**
4.5%, 1/25/2032**
US Treasury Notes 4.125%, 5/15/2015**
Fannie Mae 3.8%, 1/18/2008**
Freddie Mac:
4.375%, 3/1/2010**
6%, 12/1/2032**
4.5%, 11/1/2007**
Fannie Mae 6%, 11/1/2034**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

__________
*	Position added during the period.
**	Position eliminated during the period.

Seligman Portfolios, Inc.
Performance and Portfolio Overview

Seligman Large-Cap Value Portfolio

The year 2005 was a period in which we saw continued economic strengthening. Corporate profits continued to grow — reaching levels not seen since the mid-1960s, and corporate balance sheets, overall, were outstanding. Companies continued to put their large cash balances to work buying back stock and raising their dividends. We saw indications of an improving economic picture in Europe and witnessed an impressive economic upswing in Japan. While the Federal Reserve Board continued its policy of monetary tightening, increasing the overnight fed funds rate eight times for a total of two percentage points in 2005, and energy prices hit all-time highs, the markets, in large part, ignored these factors. The resulting overall economic backdrop was quite favorable.

Rising interest rates and increasing energy prices created headwinds for many companies in 2005. Companies with superior pricing power that were able to raise prices in last year’s economic environment enjoyed strong gains. The largest contributor to Portfolio performance for the period was the Energy sector. Energy posted the largest gains for the Russell 1000 Value benchmark, largely due to energy prices soaring to record levels. While the Portfolio was underweight relative to the benchmark, superior stock selection within the sector resulted in returns for the Portfolio more than double the benchmark’s sector return. The Portfolio’s holding with the largest positive contribution to returns in 2005 was an energy company that posted returns in excess of 100% for the year.

The Portfolio’s Industrial stocks delivered strong gains for the period, particularly rail stocks in which the portfolio held a sizable weighting. We were drawn to rail stocks, as they have begun to demonstrate an ability to raise prices, thanks to the huge growth of imported goods arriving in west coast ports from Asia in recent years. Trucks and rails are the most common vehicles for transporting these goods around the country. A shortage of truck drivers, however, has led to an enormous demand for rail car capacity. This increased demand, coupled with improved pricing power, enabled rail stocks to reap significant returns in 2005. Outside of rails, we felt confident that the Industrials sector, in general, would perform well against 2005’s economic backdrop, and weighted the portfolio double that of the benchmark. Our stock selection within the sector, and our weighting conviction that the sector would perform well, paid off, enabling the Portfolio to outperform the benchmark.

Stock selection within Consumer Discretionary added further to the Portfolio’s outperformance. One of the Portfolio’s top-performing companies for the period, also one of the Portfolio’s largest holdings, was a large multiline retailer that delivered robust returns in 2005. Further, the Portfolio was underweight in the sector, which helped investment results, as it was the weakest performing sector in the benchmark for the period. The Financials sector also contributed positively to performance. The Portfolio was underweight, but superior stock selection resulted in sector outperformance for the Portfolio. As value managers, we tend to underweight Health Care, a traditional growth sector. We felt the sector was undervalued, however, and thought that there were many opportunities as the market began to talk about growth. The portfolio was double the benchmark’s weight in Health Care in 2005, and a combination of sector and stock selection resulted in gains for Portfolio nearly double that of the benchmark.

Areas of relative underperformance for the Portfolio were Information Technology, Consumer Staples, and Telecommunications Services, largely attributable to adverse stock selection in each of the three sectors. While the Portfolio was able to post a slight gain in Consumer Staples, the two technology-related sectors detracted from overall performance for the Portfolio.

__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Seligman Portfolios, Inc.
Performance and Portfolio Overview

Seligman Large-Cap Value Portfolio (continued)

Diversification of Net Assets (unaudited)
December 31, 2005

				Percent of Net Assets December 31,
	Issues	Cost	Value	2005	2004
Common Stocks:
Aerospace and Defense	2	$214,307	$324,180	6.3	6.1
Automobiles	—	—	—	—	2.8
Capital Markets	1	183,300	159,250	3.1	4.0
Chemicals	4	428,839	545,222	10.5	7.0
Commercial Banks	2	269,097	340,865	6.6	7.0
Communications Equipment	—	—	—	—	2.8
Computers and Peripherals	1	179,844	147,960	2.9	3.3
Diversified Financial Services	1	176,519	178,605	3.4	3.3
Energy Traders	1	69,690	126,640	2.4	3.6
Food and Staples Retailing	1	108,710	148,215	2.9	3.6
Health Care Equipment and Supplies	2	274,163	323,310	6.2	5.4
Health Care Providers and Services	1	126,389	136,350	2.6	—
Industrial Conglomerates	2	236,005	255,640	4.9	2.7
Insurance	3	429,270	484,725	9.3	11.7
IT Services	1	161,474	165,000	3.2	—
Machinery	1	95,663	155,979	3.0	3.3
Multiline Retail	1	54,797	166,800	3.2	3.1
Oil, Gas and Consumable Fuels	3	256,539	443,739	8.6	5.9
Paper and Forest Products	—	—	—	—	3.5
Pharmaceuticals	1	177,275	165,852	3.2	3.1
Road and Rail	2	258,272	362,868	7.0	6.3
Specialty Retail	1	145,554	123,480	2.4	2.0
Thrifts and Mortgage Finance	1	103,123	152,250	2.9	5.8
Tobacco	1	77,290	164,384	3.2	3.4
Wireless Telecommunication Services	1	144,506	130,816	2.5	—
	34	4,170,626	5,202,130	100.3	99.7
Short-Term Holding and Other Assets Less Liabilities	1	(12,507)	(12,507)	(0.3)	0.3
Net Assets	35	$4,158,119	$5,189,623	100.0	100.0

Largest Portfolio Changes
During the Six Months Ended December 31, 2005

Largest Purchases
Sprint Nextel*
Williams Companies*
E. I. du Pont de Nemours*
Tyco International*
Amdocs
The Gap
Rohm and Haas

Largest Sales
Georgia-Pacific**
Allstate**
Cisco Systems**
Avon Products**
AES
Altria Group
Prudential Financial
St. Paul Travelers Companies
Honeywell International
Baxter International

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

__________
*	Position added during the period.
**	Position eliminated during the period.

Seligman Portfolios, Inc.
Performance and Portfolio Overview

Seligman Smaller-Cap Value Portfolio

The year 2005 was a period in which we saw continued economic strengthening. Corporate profits continued to grow - hitting levels not seen since the mid 1960s, and corporate balance sheets were stellar. Companies continued to put their large cash balances to work in buying back stock and raising their dividends. We saw indications of an improving economic picture in Europe and witnessed an impressive economic upswing in Japan. While the Federal Reserve Board continued its policy of monetary tightening, increasing the overnight fed Portfolios rate eight times for a total of two percentage points in 2005, and energy prices hid all-time highs, the markets, in large part, ignored these factors. The resulting overall economic backdrop was quite favorable.

The past year was a challenging period for the Portfolio. The fourth quarter brought with it outstanding performance, but not enough to overcome the difficult environment presented earlier in the year. Much of the Portfolio’s relative underperformance, compared to the benchmark Russell 2000 Value Index, can be attributed to its holdings in just two sectors: Information Technology and Materials.

Information Technology posted negative returns for both the benchmark and the Portfolio for the period. In addition to the Portfolio’s slight relative overweight, which proved detrimental, stock selection also caused the Portfolio to significantly underperform the benchmark and hurt performance on both an absolute and relative basis.

Stock selection within the Materials sector also contributed negatively to absolute and relative performance. Overall, the sector posted modest, but positive returns for the benchmark, but delivered negative returns for the Portfolio, due in large part to stock selection. We saw a slight slowdown in the second quarter when economic data suggested the economy had hit a “soft patch.” Many hedge Portfolios responded by shorting materials companies, in anticipation of a drop-off. Materials companies fell hard, and when they rebounded, it was to nowhere near where they had been. The Portfolio’s holdings within the Consumer Discretionary and Health Care sectors further detracted from performance for the period. The Portfolio’s largest individual detractor for 2005 was a specialty retail company within the Consumer Discretionary sector that posted exceptionally disappointing results for the period.

Excellent stock selection within the Financials sector, primarily in the insurance industry, contributed positively to Portfolio performance for the period. The Portfolio maintained, on average, less than a 10% weighting in the sector, as compared to the benchmark’s average Financials weighting of over 30%. Returns within the sector for the Portfolio’s holdings significantly outstripped those of the benchmark. The Portfolio also posted strong absolute returns in Energy and Industrials, the two best-performing sectors in the benchmark for the year.

__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Seligman Portfolios, Inc.
Performance and Portfolio Overview

Seligman Smaller-Cap Value Portfolio (continued)

Diversification of Net Assets (unaudited)
December 31, 2005

				Percent of Net Assets December 31,
	Issues	Cost	Value	2005	2004
Common Stocks:
Aerospace and Defense	1	$5,332,442	$5,988,000	2.5	2.5
Airlines	1	5,117,610	8,520,000	3.6	2.7
Beverages	1	1,674,794	4,196,800	1.8	1.2
Biotechnology	3	6,585,944	9,935,048	4.2	4.2
Chemicals	6	22,461,733	27,919,050	11.9	14.9
Commercial Services and Supplies	3	9,378,217	16,980,600	7.2	10.0
Communications Equipment	1	4,507,845	3,438,450	1.5	2.4
Computers and Peripherals	—	—	—	—	2.8
Containers and Packaging	1	3,247,402	3,398,400	1.4	0.9
Diversified Consumer Services	1	3,749,693	7,344,000	3.1	—
Electrical Equipment	1	3,826,714	3,991,544	1.7	1.5
Electronic Equipment and Instruments	1	2,475,574	5,674,400	2.4	2.2
Energy Equipment and Services	2	7,980,496	10,989,600	4.7	4.3
Food Products	1	1,879,289	5,094,900	2.2	1.9
Health Care Providers and Services	2	10,815,049	9,300,113	4.0	6.7
Hotels, Restaurants and Leisure	4	17,823,191	16,798,050	7.1	2.2
Household Durables	1	1,115,422	4,892,500	2.1	2.3
Insurance	3	10,885,002	16,525,335	7.0	5.3
IT Services	1	7,348,104	3,220,750	1.4	1.8
Machinery	3	14,679,654	18,264,500	7.8	6.9
Media	1	3,027,248	5,438,848	2.3	1.1
Metals and Mining	—	—	—	—	2.4
Multiline Retail	1	6,672,606	5,195,200	2.2	1.8
Oil, Gas and Consumable Fuels	1	763,052	3,708,900	1.6	—
Paper and Forest Products	1	2,774,501	1,843,200	0.8	0.9
Pharmaceuticals	1	5,305,452	4,777,750	2.0	2.1
Road and Rail	1	1,911,832	5,652,500	2.4	1.9
Semiconductors and Semiconductor Equipment	3	15,533,117	13,302,460	5.7	4.1
Software	—	—	—	—	3.3
Specialty Retail	3	16,532,214	13,080,375	5.6	2.4
Thrifts and Mortgage Finance	—	—	—	—	3.4
	49	193,404,197	235,471,273	100.2	100.1
Short-Term Holding and Other Assets Less Liabilities	1	(510,210)	(510,210)	(0.2)	(0.1)
Net Assets	50	$192,893,987	$234,961,063	100.0	100.0

Largest Portfolio Changes
During the Six Months Ended December 31, 2005

Largest Purchases
ATI Technologies*
Landry’s Restaurants*
Penn National Gaming*
Keryx Biopharmaceuticals*
HealthSouth
Smurfit-Stone Container
Pacific Sunwear of California
CV Therapeutics
Cadmus Communications

Largest Sales
York International**
Peabody Energy
Brocade Communications Systems**
Protein Design Labs
Extreme Networks**
Brink’s
Montpelier Re Holdings**
Universal Compression Holdings
Continental Airlines
Plantronics

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

__________
*	Position added during the period.
**	Position eliminated during the period.

Seligman Portfolios, Inc.
Benchmarks

Lipper Averages

Corporate Debt Funds BBB-Rated is an average of funds that invest primarily in corporate and government debt issues rated in the top four grades.

Global Funds is an average of funds that invest at least 25% of its portfolio in securities traded outside of the United States and that may own U.S. securities as well.

International Funds is an average of funds that invest their assets in securities with primary trading markets outside of the United States.

International Multi-Cap Growth Funds is an average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the United States with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

Large-Cap Core Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($14.2 billion as of December 31, 2005). Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Large-Cap Value Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($14.2 billion as of December 31, 2005). Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Mid-Cap Funds is an average of funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase.

Mid-Cap Growth Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($14.2 billion as of December 31, 2005). Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Multi-Cap Value Funds is an average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) over 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($14.2 billion as of December 31, 2005). Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index

Science & Technology Funds is an average of funds that invest at least 65% of their equity portfolios in science and technology stocks.

Small-Cap Core Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($3.4 billion as of December 31, 2005). Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Small-Cap Value Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($3.4 billion as of December 31, 2005). Small-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

_____________
See footnotes on page 19.

Seligman Portfolios, Inc.
Benchmarks

Indices

Goldman Sachs Technology Indexes are a family of equity indexes designed as equity benchmarks for U.S. traded technology and internet-related securities.

Lehman Brothers Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the US government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the US government.

Lehman Brothers Government/Credit Index is composed of all bonds that are investment grade (rated Baa or higher by Moody’s or BBB or higher by S&P, if unrated by Moody’s), with at least one year to maturity.

MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. As of May 2005, it consisted of 21 developed market country indices.

MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of December 2005, it consisted of 23 developed market country indices.

MSCI World Information Technology Index is a free float-adjusted market capitalization index designed to measure information technology stocks in the global developed equity market.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted values. The stocks are also members of the Russell 1000 Growth Index.

S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalization.

_____________
Adapted from materials from the websites of Lipper, Goldman Sachs, Lehman, Morgan Stanley, Russell, and Standard & Poor’s.

The averages and indices are unmanaged benchmarks that assume reinvestment of distributions. The performance of the averages and indices excludes the effect of taxes and sales charges. The performance of the indices also excludes fees. Investors cannot invest directly in an average or an index.

Seligman Portfolios, Inc.
Understanding and Comparing
Your Portfolio’s Expenses

As an investor in a Portfolio of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in a Portfolio and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses of investing in a Portfolio only and do not reflect any costs that may be charged by insurance companies’ separate accounts or by any pension or retirement plan. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if these costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2005 and held for the entire six-month period ended December 31, 2005.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the share class of the Portfolio that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each Portfolio’s class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any Portfolio. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

				Actual		Hypothetical
Portfolio	Beginning Account Value 7/1/05	Annualized Expense Ratio*	Annualized Expense Reimbursement Ratio†	Ending Account Value 12/31/05	Expenses Paid During Period** 7/1/05 to 12/31/05	Ending Account Value 12/31/05	Expenses Paid During Period** 7/1/05 to 12/31/05
Capital
Class 1	$1,000.00	1.00%		$1,092.80	$5.28	$1,020.16	$5.09
Class 2	1,000.00	1.25		1,090.50	6.59	1,018.90	6.36
Cash Management	1,000.00	0.70		1,014.50	3.55	1,021.68	3.57
Common Stock	1,000.00	0.91		1,037.60	4.67	1,020.62	4.63
Communications and Information
Class 1	1,000.00	1.09		1,117.10	5.82	1,019.71	5.55
Class 2	1,000.00	1.34		1,116.40	7.15	1,018.45	6.82
Global Technology
Class 1	1,000.00	1.90	0.61%	1,133.80	10.22	1,015.63	9.65
Class 2	1,000.00	2.05	0.61	1,133.10	11.02	1,014.87	10.41
International Growth	1,000.00	2.00	2.51	1,139.80	10.79	1,015.12	10.16
Investment Grade	1,000.00	0.85	1.05	991.30	4.27	1,020.92	4.33
Large-Cap Value	1,000.00	1.31		1,078.90	6.86	1,018.60	6.67
Smaller-Cap Value
Class 1	1,000.00	1.13		1,042.40	5.82	1,019.51	5.75
Class 2	1,000.00	1.32		1,042.00	6.79	1,018.55	6.72

__________
*	Expenses of Class 2 shares differ from the expenses of Class 1 shares due to the differences in 12b-1 fees paid. See the Fund’s prospectus for a description of each share class and its expenses.
**
Expenses are equal to the Portfolio’s annualized expense ratio based on actual expenses for the period July 1, 2005 to December 31, 2005, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

†
The Manager, at its discretion, has agreed to reimburse expenses, other than management and 12b-1 fees, that exceed a certain rate per annum of the average daily net assets of certain Portfolios. Absent such reimbursement, the expense ratios and expenses paid for the period would have been higher. See Note 4 to the Financial Statements on page 46 of this report for additional information.

Seligman Portfolios, Inc.
Portfolios of Investments
December 31, 2005

Seligman Capital Portfolio

	Shares	Value
Common Stocks 96.8%
Aerospace and Defense 1.4%
Precision Castparts	2,200	$113,982
Rockwell Collins	1,500	69,705
		183,687
Air Freight and Logistics 0.4%
Expeditors International of Washington	800	53,972
Airlines 1.0%
Southwest Airlines	8,400	138,012
Auto Components 2.3%
BorgWarner	2,900	175,827
Gentex	6,600	128,601
		304,428
Biotechnology 4.3%
Biogen Idec*	1,400	63,427
Celgene*	1,300	84,234
Cubist Pharmaceuticals*	2,300	48,794
Genomic Health*	2,400	21,828
Invitrogen*	800	53,308
Martek Biosciences*	3,400	83,657
MedImmune*	3,050	106,704
OSI Pharmaceuticals*	2,300	64,481
Telik*	2,500	42,487
		568,920
Capital Markets 3.1%
Legg Mason	900	107,721
Northern Trust	3,300	170,890
T. Rowe Price Group	1,900	136,648
		415,259
Chemicals 1.7%
Ecolab	3,900	141,453
Huntsman*	4,900	84,378
		225,831
Commercial Banks 0.8%
Synovus Financial	3,800	102,638
Commercial Services and Supplies 5.3%
Cintas	6,400	263,168
Corrections Corporation of America*	4,200	188,874
Herman Miller	9,000	253,755
		705,797
Communications Equipment 0.6%
CIENA*	26,700	78,365
Computers and Peripherals 3.4%
Electronics for Imaging*	6,200	164,610
Network Appliance*	2,300	62,112
SanDisk*	900	56,502
Seagate Technology*	3,600	71,964
Sun Microsystems*	24,400	101,382
		456,570

	Shares	Value

Construction and Engineering 3.1%
Fluor	1,600	$123,616
Jacobs Engineering Group*	4,300	291,841
		415,457
Containers and Packaging 1.3%
Temple-Inland	3,800	170,430
Diversified Financial Services 1.6%
Chicago Mercantile Exchange Holdings	300	110,247
Moody’s	1,700	104,414
		214,661
Electrical Equipment 0.5%
Rockwell Automation	1,200	70,992
Electronic Equipment and Instruments 0.9%
Agilent Technologies*	3,800	126,502
Energy Equipment and Services 2.6%
BJ Services	4,000	146,680
Patterson-UTI Energy*	2,000	65,770
Smith International	3,700	137,307
		349,757
Energy Traders 0.6%
AES*	5,400	85,482
Food Products 3.2%
Dean Foods*	2,800	105,448
McCormick	4,100	126,772
Smithfield Foods*	2,200	67,320
J.M. Smucker	2,900	127,600
		427,140
Gas Utilities 0.3%
Equitable Resources	1,100	40,359
Health Care Equipment and Supplies 3.8%
Beckman Coulter	1,100	62,590
Biomet	3,700	135,198
Conor Medsystems*	2,600	50,284
Cooper Companies	1,900	97,470
I-Flow*	4,200	61,341
Mentor	1,100	50,688
SonoSite*	1,500	52,470
		510,041
Health Care Providers and Services 5.3%
Caremark Rx*	1,300	67,327
Coventry Health Care*	700	39,872
Eclipsys*	3,600	68,094
eResearch Technology*	3,300	49,847
Express Scripts*	1,500	125,692
Health Net*	1,100	56,705
IMS Health	4,100	102,172
Laboratory Corporation of America Holdings*	1,000	53,850

__________
See footnotes on page 36.

Seligman Portfolios, Inc.
Portfolios of Investments
December 31, 2005

Seligman Capital Portfolio (continued)

	Shares	Value
Health Care Providers and Services (continued)
LifePoint Hospitals*	1,200	$44,994
Quest Diagnostics	700	36,036
The TriZetto Group*	3,700	62,882
		707,471
Hotels, Restaurants and Leisure 5.7%
Cheesecake Factory*	3,000	112,035
Hilton Hotels	6,400	154,304
International Game Technology	3,000	92,340
Outback Steakhouse	4,600	191,406
Sonic*	4,500	132,638
Starwood Hotels & Resorts Worldwide	1,200	76,632
		759,355
Insurance 2.3%
Arch Capital Group*	1,300	71,220
PartnerRe	1,700	111,639
Philadelphia Consolidated Holding*	600	57,924
RLI	1,200	59,844
		300,627
Internet and Catalog Retail 0.7%
Blue Nile*	2,200	88,671
Internet Software and Services 0.9%
Marchex (Class B)*	5,400	121,365
IT Services 5.0%
Cognizant Technology Solutions (Class A)*	2,300	115,575
Euronet Worldwide*	7,400	205,757
Fiserv*	1,500	64,838
Iron Mountain*	1,500	63,330
Paychex	3,400	129,625
Satyam Computer Services (ADR)	2,400	87,816
		666,941
Machinery 0.5%
ITT Industries	600	61,692
Media 0.5%
Sirius Satellite Radio*	10,400	69,524
Metals and Mining 1.0%
Freeport-McMoRan Copper & Gold (Class B)	1,400	75,320
Phelps Dodge	400	57,548
		132,868
Multiline Retail 1.5%
Family Dollar Stores	5,500	136,345
Nordstrom	1,700	63,580
		199,925
Oil, Gas and Consumable Fuels 5.2%
EOG Resources	2,600	190,762
Kinder Morgan	700	64,365
Noble Energy	4,500	181,350
Peabody Energy	700	57,694
Sunoco	1,000	78,380

	Shares	Value
Oil, Gas and Consumable Fuels (continued)
XTO Energy	2,933	$128,876
		701,427
Personal Products 2.7%
Chattem*	4,100	149,178
NBTY*	13,000	211,250
		360,428
Pharmaceuticals 4.6%
Allergan	1,000	107,960
Barr Laboratories*	1,300	80,977
Forest Laboratories*	4,400	178,992
K-V Pharmaceutical (Class A)*	3,200	65,920
Medicis Pharmaceutical (Class A)	800	25,640
Sepracor*	1,600	82,504
Taro Pharmaceutical Industries*	4,800	66,984
		608,977
Semiconductors and Semiconductor Equipment 4.6%
Advanced Micro Devices*	1,500	45,900
Analog Devices	3,000	107,610
ATI Technologies*	2,400	40,740
Broadcom (Class A)*	3,900	183,612
KLA-Tencor	1,300	64,097
Linear Technology	1,900	68,438
Marvell Technology Group*	1,400	78,519
Maxim Integrated Products	700	25,354
		614,270
Software 4.8%
Activision*	7,100	97,448
Autodesk	1,800	77,283
Business Objects (ADR)*	4,300	173,870
Cogent*	9,400	212,816
Intuit*	1,500	80,032
		641,449
Specialty Retail 7.7%
Abercrombie & Fitch (Class A)	3,100	202,058
Bed Bath & Beyond*	2,600	94,003
Chico’s FAS*	3,900	171,327
Guitar Center*	2,100	105,010
Ross Stores	2,300	66,389
TJX	3,100	72,013
Tractor Supply*	3,300	174,636
Volcom*	4,200	142,632
		1,028,068
Textiles, Apparel and Luxury Goods 0.3%
Coach*	1,400	46,676
Wireless Telecommunication Services 1.3%
American Tower (Class A)*	3,000	81,300
NII Holdings (Class B)*	2,200	96,019
		177,319
_____________
See footnotes on page 36.

Seligman Portfolios, Inc.
Portfolios of Investments
December 31, 2005

Seligman Capital Portfolio (continued)

	Principal Amount	Value
Total Common Stocks (Cost $11,652,346)		$12,931,353
Repurchase Agreement 5.5%
State Street Bank 3.15%, dated 12/30/2005, maturing 1/3/2006, in the amount of $740,259, collateralized by: $775,000 US Treasury Notes 3.25%, 1/15/2009, with a fair market value of $762,401 (Cost $740,000)	$740,000	740,000

Value
Total Investments 102.3% (Cost $12,392,346)	$13,671,353
Other Assets Less Liabilities (2.3)%	(311,541)
Net Assets 100.0%	$13,359,812

Seligman Cash Management Portfolio

	Annualized Yield on Purchase Date	Principal Amount	Value
Fixed Time Deposits 39.9%
ABN AMRO Bank, Grand Cayman
4.06%, 1/4/2006	4.12%	$750,000	$750,000
Bank of Montreal, Toronto
4.32%, 1/3/2006	4.38	760,000	760,000
Bank of Novia Scotia, Toronto
4%, 1/3/2006	4.06	760,000	760,000
BNP Paribas, Grand Cayman
4.31%, 1/3/2006	4.37	760,000	760,000
Citibank, N.A., Nassau
4%, 1/3/2006	4.06	760,000	760,000
Dexia Credit Local, Grand Cayman
4.33%, 1/3/2006	4.39	760,000	760,000
Rabobank, Grand Cayman
4.15%, 1/4/2006	4.21	750,000	750,000
Royal Bank of Scotland, Grand Cayman
4.125%, 1/4/2006	4.18	750,000	750,000
Total Fixed Time Deposits
(Cost $6,050,000)			6,050,000
US Government and Government Agency Securities 31.6%
US Government Securities 11.9%
US Treasury Bills:
3.99%, 1/17/2006	4.05	800,000	798,758
3.37%, 1/26/2006	3.42	1,000,000	997,660
			1,796,418
Government Agency Securities 19.7%
Fannie Mae 4.2%, 2/1/2006	4.26	1,000,000	996,383
Federal Home Loan Bank
4%, 1/4/2006	4.06	1,000,000	999,667

	Annualized Yield on Purchase Date	Principal Amount	Value
Government Agency Securities (continued)
Freddie Mac 4.1%, 1/24/2006	4.16%	$1,000,000	$997,381
			2,993,431

Total US Government and Government Agency Securities
(Cost $4,789,849)			4,789,849
Repurchase Agreement 18.8%
State Street Bank 3.15%,
dated 12/30/2005, maturing 1/3/2006, in the amount of
$2,851,998, collateralized by: $2,990,000 US Treasury Notes
3.25%, 1/15/2009, with a fair market value of $2,941,392
(Cost $2,851,000)	3.19	2,851,000	2,851,000
Commercial Paper 15.2%
AIG Funding 4.23%, 1/18/2006	4.29	770,000	768,466
American Express Credit
4.24%, 2/2/2006	4.30	770,000	767,098
General Electric Capital
4.25%, 1/13/2006	4.31	770,000	768,909
Total Commercial Paper
(Cost $2,304,473)			2,304,473
Total Investments 105.5% (Cost $15,995,322)			15,995,322
Other Assets Less Liabilities (5.5)%			(840,851)
Net Assets 100.0%			$15,154,471
_____________
See footnotes on page 36.

Seligman Portfolios, Inc.
Portfolios of Investments
December 31, 2005

Seligman Common Stock Portfolio

	Shares or Warrants		Value
Common Stocks and Warrants 95.9%
Aerospace and Defense 1.5%
General Dynamics	300	shs.	$34,215
Honeywell International	2,300		85,675
			119,890
Air Freight and Logistics 0.5%
FedEx	400	(1)	41,356
Beverages 2.0%
Coca-Cola	1,800		72,558
Coca-Cola Enterprises	1,700		32,589
PepsiCo	1,000		59,080
			164,227
Biotechnology 1.7%
Amgen*	900		70,884
Pharmion*	3,700		65,878
			136,762
Building Products 0.4%
Masco	1,100		33,209
Capital Markets 2.6%
Bank of New York	2,200		70,070
Goldman Sachs Group	330		42,144
Merrill Lynch	900		60,957
Morgan Stanley	690		39,151
			212,322
Chemicals 2.4%
Dow Chemical	1,300		56,966
E. I. du Pont de Nemours	2,000		85,000
Praxair	1,100		58,256
			200,222
Commercial Banks 3.3%
Bank of America	4,140		191,061
Wachovia	1,540		81,404
			272,465
Commercial Services and Supplies 1.8%
Cendant	4,900		84,525
Waste Management	2,100		63,735
			148,260
Communications Equipment 6.0%
Cisco Systems*	7,270		124,208
Corning*	4,400		86,504
Lucent Technologies*	23,100		61,446
Lucent Technologies* (exercise price of $2.75, expiring 12/10/2007)	31,520	wts.	17,888
Nokia (ADR)	8,300	shs.	151,890
QUALCOMM	1,200		51,606
			493,542
Computers and Peripherals 4.0%
Apple Computer*	400	(1)	28,692
Dell*	980		29,346
EMC*	4,700		64,014

	Shares	Value
Computers and Peripherals (continued)
International Business Machines	2,020	$166,044
Seagate Technology*	1,900	37,981
		326,077
Containers and Packaging 1.2%
Smurfit-Stone Container*	7,000	99,120
Diversified Consumer Services 0.5%
ServiceMaster	3,200	38,240
Diversified Financial Services 5.3%
CIT Group	700	36,246
Citigroup	5,060	245,562
JPMorgan Chase	3,840	152,410
		434,218
Diversified Telecommunication Services 2.5%
BellSouth	5,200	140,920
Citizens Communications	5,300	64,819
		205,739
Food and Staples Retailing 3.7%
Albertson's	6,500	138,775
CVS	2,400	63,408
Wal-Mart Stores	2,210	103,428
		305,611
Food Products 0.3%
McCormick	900	27,828
Health Care Equipment and Supplies 1.3%
Boston Scientific*	2,000	48,980
Medtronic	1,000	57,570
		106,550
Health Care Providers and Services 1.4%
HCA	900	45,450
WellPoint*	900	71,811
		117,261
Hotels, Restaurants and Leisure 1.1%
Applebee's International	1,500	33,885
McDonald's	1,700	57,324
		91,209
Household Products 0.5%
Procter & Gamble	705	40,805
Industrial Conglomerates 5.0%
General Electric	8,210	287,761
Tyco International	4,420	127,561
		415,322
Insurance 3.2%
American International Group	2,200	150,106
Prudential Financial	800	58,552
XL Capital (Class A)	800	53,905
		262,563

__________
See footnotes on page 36.

Seligman Portfolios, Inc.
Portfolios of Investments
December 31, 2005

Seligman Common Stock Portfolio (continued)

	Shares		Value
Internet Software and Services 2.3%
Google (Class A)*	300	(1)	$124,471
Symantec*	3,785		66,256
			190,727
IT Services 0.8%
Amdocs*	2,300		63,250
Machinery 1.5%
Deere	530		36,098
Illinois Tool Works	990		87,110
			123,208
Media 5.3%
Clear Channel Communications*	1,320		41,514
Comcast (Class A)*	2,600		67,366
Walt Disney	900		21,573
News Corp. (Class B)	4,400		68,420
Time Warner*	6,390		111,442
Univision Communications (Class A)*	2,180		64,070
Viacom (Class B)*	1,800		58,680
			433,065
Metals and Mining 0.6%
Alcoa	1,600		47,312
Multi-Utilities 0.4%
Dominion Resources	400		30,880
Multiline Retail 1.6%
Dollar General	4,600		87,722
Federated Department Stores	700		46,431
			134,153
Oil, Gas and Consumable Fuels 4.9%
Chevron	1,900		107,863
ConocoPhillips	1,600		93,088
Exxon Mobil	3,250		182,553
Pogo Producing	400		19,924
			403,428
Personal Products 0.4%
Avon Products	1,200		34,260
Pharmaceuticals 10.3%
Abbott Laboratories	1,000		39,430
Andrx*	4,400		72,490
Forest Laboratories*	1,700		69,156
Johnson & Johnson	2,180		131,018
Eli Lilly	800		45,272
Merck	1,400		44,534
Novartis (ADR)	800		41,984
Pfizer	7,600		177,232
Sanofi-Aventis (ADR)	1,100		48,290
Valeant Pharmaceuticals International	3,700		66,896
Wyeth	2,470		113,793
			850,095

	Shares or Shares Subject to Call/Put		Value
Semiconductors and Semiconductor Equipment 2.3%
Broadcom (Class A)*	900	shs. (1)	$42,372
Intel	2,360		58,752
Maxim Integrated Products	2,400		86,928
			188,052
Software 4.4%
Business Objects (ADR)*	1,000		40,435
Mercury Interactive*	2,400		66,708
Microsoft	9,870		257,755
			364,898
Specialty Retail 1.9%
The Gap	2,400		42,336
Home Depot	1,600		64,768
Limited Brands	2,300		51,405
			158,509
Thrifts and Mortgage Finance 1.3%
Fannie Mae	1,100		53,691
Freddie Mac	800		52,280
			105,971
Tobacco 3.2%
Altria Group	2,670		199,502
UST	1,500		61,245
			260,747
Wireless Telecommunication Services 2.5%
American Tower (Class A)*	3,200		86,720
Nextel Partners (Class A)*	1,500		41,895
Sprint Nextel	3,300		77,088
			205,703
Total Common Stocks and Warrants (Cost $7,752,409)			7,887,056
Options Purchased* 1.9%
Beverages 0.2%
Coca-Cola Enterprises, Call expiring
January 2006 at $15	2,400		14,520
Chemicals 0.1%
E.I. du Pont de Nemours, Call expiring
January 2006 at $35	600		5,850
Communications Equipment 0.2%
Cisco Systems, Call expiring January 2006 at $17.50	4,400		14,080
Corning, Call expiring January 2006 at $20	1,500		750
			14,830

__________
See footnotes on page 36.

Seligman Portfolios, Inc.
Portfolios of Investments
December 31, 2005

Seligman Common Stock Portfolio (continued)

	Shares Subject to Call/Put or Principal Amount		Value
Food and Staples Retailing 0.0%
Albertson’s, Call expiring March 2006 at $25	900	shs.	$270
Industrial Conglomerates 0.1%
Tyco International, Call expiring January 2006 at $25	1,100		7,975
Internet Software and Services 0.1%
Google (Class A), Put expiring March 2006 at $400	300		5,580
Media 0.1%
Walt Disney, Call expiring January 2008 at $20	1,000		6,500
Pharmaceuticals 0.5%
Andrx, Call expiring January 2006 at $15	3,200		16,640
Pfizer, Call expiring January 2006 at $17.50	3,600		24,120
			40,760
Semiconductors and Semiconductor Equipment 0.0%
Broadcom (Class A), Put expiring February 2006 at $47.50	900		2,700
Software 0.2%
Mercury Interactive, Call expiring January 2006 at $20	1,800		20,070
Thrifts and Mortgage Finance 0.3%
Freddie Mac, Call expiring January 2008 at $50	700		13,615
Freddie Mac, Call expiring January 2008 at $55	800		12,760
			26,375
Tobacco 0.1%
UST, Call expiring July 2006 at $35	900		6,120
Wireless Telecommunication Services 0.0%
Nextel Partners (Class A), Call expiring January 2006 at $25	1,400		4,480
Total Options Purchased (Cost $148,283)			156,030
US Government Securities 0.4% (Cost $29,843)
US Treasury Notes 3.375%, 2/28/2007	$30,000	(1)	29,644

	Principal Amount		Value
Short-Term Holdings 1.5%
US Government Securities 1.3%
US Treasury Notes:
1.875%, 1/31/2006	$80,000	(1)	$79,873
2.25%, 4/30/2006	25,000	(1)	24,845
			104,718
Repurchase Agreement 0.2%
State Street Bank 3.15%, dated 12/30/2005, maturing 1/3/2006, in the amount of $18,006, collateralized by: $20,000 US Treasury Notes 6%, 8/15/2009, with a fair market value of $21,553	18,000		18,000
Total Short-Term Holdings (Cost $122,751)			122,718

Total Investments 99.7% (Cost $8,053,286)			8,195,448
Other Assets Less Liabilities 0.3%			23,653
Net Assets 100.0%			$8,219,101

	Shares Subject to Call/Put	Value
Options Written
Call Options Written
Apple Computer, expiring January 2006 at $62.5	400	$(4,160)
Broadcom (Class A), expiring February 2006 at $52.50	900	(765)
FedEx, expiring February 2006 at $105	400	(1,020)
Google (Class A), expiring March 2006 at $450	300	(4,470)
		(10,415)
Put Options Written
Aetna, expiring January 2006 at $92.50	400	(420)
Albertson’s, expiring March 2006 at $25	900	(3,600)
Mercury Interactive, expiring January 2006 at $25	1,200	(660)
		(4,680)
Total Options Written (Premiums received $14,464)		$(15,095)
_____________
See footnotes on page 36.

Seligman Portfolios, Inc.
Portfolios of Investments
December 31, 2005

Seligman Communications and Information Portfolio

	Shares	Value
Common Stocks 98.6%
Application Software 11.8%
Cogent*	12,900	$292,056
Cognos*	22,100	766,870
Mercury Interactive*	58,300	1,620,448
Microsoft	142,800	3,729,222
Quest Software*	33,900	493,584
Vocus*	800	8,360
		6,910,540
Biotechnology 0.6%
Invitrogen*	5,100	339,838
Communications Equipment 7.6%
Cisco Systems*	49,900	852,541
Corning*	37,200	731,352
NICE Systems (ADR)*	4,400	211,618
Nokia (ADR)	37,800	691,740
Plantronics	5,800	164,140
QUALCOMM	31,600	1,358,958
TomTom*	13,100	449,878
		4,460,227
Computers and Peripherals 11.3%
Apple Computer*	4,100	294,093
Avid Technology*	8,500	465,205
Catcher Technology	18,000	145,321
Electronics for Imaging*	13,300	353,115
EMC*	108,300	1,475,046
High Tech Computer	5,000	93,834
International Business Machines	8,600	706,920
Komag	10,200	353,481
Mitac International	112,000	164,806
Seagate Technology*	97,900	1,957,021
Sun Microsystems*	144,400	599,982
		6,608,824
Consumer Software 1.0%
THQ*	25,700	613,074
Diversified Telecommunication Services 0.6%
BellSouth	10,800	292,680
Consolidated Communications Holdings (Class A)	6,550	84,823
		377,503
Electronic Equipment and Instruments 3.7%
Amphenol (Class A)	11,100	491,286
Murata Manufacturing	5,000	320,665
Orbotech*	41,600	997,776
Xyratex*	21,300	375,838
		2,185,565
Health Care Equipment and Supplies 4.4%
Beckman Coulter	6,200	352,780
Fisher Scientific International*	14,200	878,412
Kinetic Concepts*	27,600	1,097,376
PerkinElmer	11,600	273,296
		2,601,864

	Shares	Value
Internet and Catalog Retail 1.9%
Expedia*	13,900	$332,975
IAC/InterActive	15,700	444,388
Netflix*	12,400	334,924
		1,112,287
Internet Software and Services 13.3%
DealerTrack Holdings*	15,100	317,402
Digital River*	31,100	921,959
Google (Class A)*	2,000	829,810
McAfee*	78,500	2,129,705
Openwave Systems	14,800	257,964
Sina*	10,800	261,360
Symantec*	175,583	3,073,580
		7,791,780
IT Services 6.5%
Amdocs*	96,200	2,645,500
First Data	7,300	313,973
Infosys Technologies	5,797	385,823
Ness Technologies	9,900	106,375
Satyam Computer Services	23,168	381,500
		3,833,171
Media 0.9%
Comcast (Class A)*	20,600	533,746
Semiconductors and Semiconductor Equipment 18.0%
Altera*	55,500	1,028,692
Applied Micro Circuits*	135,700	348,071
ASML Holding (NY shares)*	48,400	970,662
Cymer*	6,400	227,168
Cypress Semiconductor	10,600	151,050
Integrated Device Technology*	105,300	1,387,328
Lam Research*	8,500	303,323
Linear Technology	7,900	284,558
Maxim Integrated Products	23,500	851,170
MEMC Electronic Materials*	136,200	3,019,554
Monolithic Power Systems*	31,000	462,830
Samsung Electronics	780	508,176
Silicon Laboratories*	13,400	491,177
Taiwan Semiconductor Manufacturing (ADR)	30,800	305,228
Tessera Technologies*	9,900	255,717
		10,594,704
Systems Software 8.7%
CA	91,074	2,567,376
Check Point Software Technologies*	21,900	439,423
Oracle*	145,500	1,775,827
Red Hat*	11,200	305,200
		5,087,826

__________
See footnotes on page 36.

Seligman Portfolios, Inc.
Portfolios of Investments
December 31, 2005

Seligman Communications and Information Portfolio (continued)

	Shares	Value
Technical Software 7.4%
Cadence Design Systems*	85,100	$1,438,616
Synopsys*	145,800	2,925,477
		4,364,093
Wireless Telecommunication Services 0.9%
Sprint Nextel	22,100	516,256
Total Common Stocks (Cost $58,901,442)		57,931,298

	Principal Amount	Value
Repurchase Agreement 0.2%
State Street Bank 3.15%, dated 12/30/2005, maturing 1/3/2006, in the amount of $129,045, collateralized by: $140,000 US Treasury Notes 3.25%, 1/15/2009, with a fair market value of $137,724 (Cost $129,000)	$129,000	$129,000
Total Investments 98.8% (Cost $59,030,442)		58,060,298
Other Assets Less Liabilities 1.2%		682,992
Net Assets 100.0%		$58,743,290

Seligman Global Technology Portfolio

	Shares	Value
Common Stocks 94.8%
Canada 1.3%
Cognos* (Application Software)	3,200	$111,040
China 0.4%
Sina* (Internet Software and Services)	1,500	36,300
Denmark 0.5%
GN Store Nord (Health Care Equipment and Supplies)	3,400	44,504
Finland 2.8%
Nokia (ADR) (Communications Equipment)	9,400	172,020
TietoEnator (IT Services)	1,800	65,747
		237,767
France 1.7%
Alcatel* (Communications Equipment)	3,654	45,328
Atos Origin* (IT Services)	1,513	99,649
		144,977
India 1.0%
Infosys Technologies (IT Services)	623	41,521
Satyam Computer Services (IT Services)	2,600	42,928
		84,449
Israel 2.1%
Check Point Software Technologies*
(Systems Software)	2,000	40,130
Ness Technologies (IT Services)	1,200	12,894
NICE Systems (ADR)* (Communications Equipment)	600	28,857
Orbotech* (Electronic Equipment and Instruments)	3,900	93,541
		175,422

	Shares	Value
Japan 7.5%
Canon (Office Electronics)	800	$47,042
Keyence (Electronic Equipment and Instruments)	300	86,130
Konica Minolta Holdings (Office Electronics)	4,000	40,959
Murata Manufacturing (Electronic Equipment and Instruments)	1,600	103,550
Nidec (Electronic Equipment and Instruments)	400	34,416
Nintendo (Consumer Software)	400	48,622
Ohara (Electronic Equipment and Instruments)	800	40,628
Sanken Electric (Semiconductors and Semiconductor Equipment)	3,700	60,314
Square Enix (Consumer Software)	2,100	59,132
Sumco (Semiconductors and Semiconductor Equipment)	800	41,989
Tokuyama (Chemicals)	4,000	51,722
Toshiba (Computers and Peripherals)	4,000	24,097
		638,601
Netherlands 3.3%

ASML Holding (NY shares)* (Semiconductors and Semiconductor Equipment)	6,600	132,363
Tele Atlas* (Commercial Services and Supplies)	1,548	41,419
TomTom* (Communications Equipment)	3,060	105,053
		278,835
South Korea 0.8%
Samsung Electronics (Semiconductors and Semiconductor Equipment)	110	70,857
_____________
See footnotes on page 36.

Seligman Portfolios, Inc.
Portfolios of Investments
December 31, 2005

Seligman Global Technology Portfolio (continued)

	Shares	Value
Sweden 0.5%
Telefonaktiebolaget LM Ericsson (ADR) (Communications Equipment)	1,200	$41,244
Taiwan 3.3%
Acer (Computers and Peripherals)	9,000	22,478
Asustek Computer (Computers and Peripherals)	8,500	26,052
Catcher Technology (Computers and Peripherals)	8,000	63,646
High Tech Computer (Computers and Peripherals)	2,000	37,231
Hon Hai Precision Industry (Electronic Equipment and Instruments)	11,936	65,404
Mitac International (Computers and Peripherals)	31,000	45,187
Taiwan Semiconductor Manufacturing (ADR) (Semiconductors and Semiconductor Equipment)	2,500	24,775
		284,773
United Kingdom 2.3%
LogicaCMG (IT Services)	18,900	57,641
NETeller* (Diversified Financial Services)	3,806	48,164
Sportingbet (Hotels, Restaurants and Leisure)	7,540	44,601
Xyratex* (Electronic Equipment and Instruments)	2,800	49,406
		199,812
United States 67.3%
ADE* (Semiconductors and Semiconductor Equipment)	1,500	36,000
Altera* (Semiconductors and Semiconductor Equipment)	7,500	139,012
Amdocs* (IT Services)	13,100	360,250
Amphenol (Class A) (Electronic Equipment and Instruments)	1,500	66,390
Apple Computer* (Computers and Peripherals)	600	43,038
Avid Technology* (Computers and Peripherals)	1,500	82,095
Beckman Coulter (Health Care Equipment and Supplies)	300	17,070
BellSouth (Diversified Telecommunication Services)	1,500	40,650
CA (Systems Software)	9,689	273,133
Cadence Design Systems* (Technical Software)	9,200	155,526
Cisco Systems* (Communications Equipment)	3,400	58,089
Corning* (Communications Equipment)	5,100	100,266
Cymer* (Semiconductors and Semiconductor Equipment)	1,100	39,045
DealerTrack Holdings* (Internet Software and Services)	2,200	46,244
Digital River* (Internet Software and Services)	3,600	106,722
Electronics for Imaging* (Computers and Peripherals)	2,800	74,340

	Shares	Value
United States (continued)
EMC* (Computers and Peripherals)	16,200	$220,644
Expedia* (Internet and Catalog Retail)	1,900	45,514
First Data (IT Services)	1,000	43,010
Fisher Scientific International* (Health Care Equipment and Supplies)	1,000	61,860
Google (Class A)* (Internet Software and Services)	100	41,491
Hyperion Solutions* (Application Software)	800	28,616
IAC/InterActive (Internet and Catalog Retail)	2,100	59,441
Integrated Device Technology* (Semiconductors and Semiconductor Equipment)	12,100	159,417
International Business Machines (Computers and Peripherals)	1,400	115,080
Invitrogen* (Biotechnology)	600	39,981
Kinetic Concepts* (Health Care Equipment and Supplies)	2,200	87,472
Komag (Computers and Peripherals)	1,200	41,586
Lam Research* (Semiconductors and Semiconductor Equipment)	1,200	42,822
Linear Technology (Semiconductors and Semiconductor Equipment)	500	18,010
Maxim Integrated Products (Semiconductors and Semiconductor Equipment)	3,400	123,148
McAfee* (Internet Software and Services)	5,900	160,067
MEMC Electronic Materials* (Semiconductors and Semiconductor Equipment)	16,700	370,239
Mercury Interactive* (Application Software)	5,900	163,990
Microsoft (Application Software)	17,500	457,013
Micrus Endovascular* (Health Care Equipment and Supplies)	900	7,830
Netflix* (Internet and Catalog Retail)	1,700	45,917
Open Solutions* (Application Software)	1,800	41,220
Openwave Systems (Internet Software and Services)	2,100	36,603
Oracle* (Systems Software)	20,400	248,982
Plantronics (Communications Equipment)	1,500	42,450
QUALCOMM (Communications Equipment)	4,500	193,522
Quest Software* (Application Software)	4,700	68,432
Red Hat* (Systems Software)	1,600	43,600
Seagate Technology* (Computers and Peripherals)	8,700	173,913
Silicon Laboratories* (Semiconductors and Semiconductor Equipment)	1,600	58,648
Sprint Nextel (Wireless Telecommunication Services)	4,900	114,464
Sun Microsystems* (Computers and Peripherals)	20,200	83,931
Symantec* (Internet Software and Services)	19,177	335,688
Synopsys* (Technical Software)	10,100	202,657
Tessera Technologies* (Semiconductors and Semiconductor Equipment)	1,400	36,162
__________
See footnotes on page 36.

Seligman Portfolios, Inc.
Portfolios of Investments
December 31, 2005

Seligman Global Technology Portfolio (continued)

	Shares	Value
United States (continued)
THQ* (Consumer Software)	3,600	$85,878
		5,737,168
Total Investments 94.8% (Cost $7,681,459)		8,085,749
Other Assets Less Liabilities 5.2%		442,866
Net Assets 100.0%		$8,528,615

Seligman International Growth Portfolio

	Shares	Value
Common Stocks and Warrants 98.0%
Australia 0.5%
Toll Holdings (Road and Rail)	1,857	$20,217
Belgium 3.0%
KBC Groep (Commercial Banks)	409	38,073
SES Global (FDR) (Media)	4,201	73,535
		111,608
Brazil 1.0%
Companhia Vale do Rio Doce “CVRD” (ADR) (Metals and Mining)	900	37,026
Canada 5.7%
Cameco (Oil, Gas and Consumable Fuels)	700	44,373
Canadian Pacific Railway (Road and Rail)	300	12,571
Inco (Metals and Mining)	800	34,856
Research In Motion* (Communications Equipment)	600	39,603
SNC-Lavalin Group (Construction and Engineering)	527	34,591
Suncor Energy (Oil, Gas and Consumable Fuels)	800	50,459
		216,453
Finland 2.0%
Nokia (Communications Equipment)	4,050	74,136
France 12.8%
Alstom* (Electrical Equipment)	671	38,613
Altran Technologies* (IT Services)	2,346	26,314
Dassault Systemes (Software)	1,353	76,371
Essilor International (Health Care Equipment and Supplies)	801	64,653
Eutelsat Communications* (Media)	654	9,369
LVMH Moet Hennessy Louis Vuitton (Textiles, Apparel and Luxury Goods)	756	67,179
PPR* (Multiline Retail)	306	34,472
Publicis Groupe (Media)	1,626	56,600
Unibail (Real Estate)	430	57,224
Veolia Environnement (Multi-Utilities)	1,162	52,653
		483,448

	Shares or Warrants		Value
Germany 9.0%
Adidas-Salomon (Textiles, Apparel and Luxury Goods)	299	shs.	$56,596
Allianz (Insurance)	478		72,402
Commerzbank* (Commercial Banks)	1,823		56,158
Merck KGaA (Pharmaceuticals)	871		72,177
Muenchener Rueckversicherungs-Gesellschaft* (Insurance)	415		56,197
Siemens (Industrial Conglomerates)	333		28,538
			342,068
Hong Kong 0.3%
Shun Tak Holdings (Real Estate)	14,000		12,856
India 0.6%
Bharti Tele-Ventures (exercise price of $0.934, expiring 1/19/2009)* (Wireless
Telecommunication Services)	3,100	wts.	23,273
Ireland 1.2%
Ryanair Holdings (ADR)* (Airlines)	800	shs.	44,808
Israel 1.4%
Teva Pharmaceutical Industries (ADR) (Pharmaceuticals)	1,200		51,660
Italy 2.5%
Eni (Oil, Gas and Consumable Fuels)	1,071		29,869
UniCredito Italiano (Commercial Banks)	9,141		62,980
			92,849
Japan 19.6%
Dentsu (Media)	6		19,670
East Japan Railway (Road and Rail)	2		13,717
Eisai (Pharmaceuticals)	1,200		50,617
Fanuc (Machinery)	700		59,952
JSR (Chemicals)	2,200		57,639
JTEKT (Machinery)	1,000		18,544
Keyence (Electronic Equipment and Instruments)	200		57,420
Komatsu (Machinery)	3,000		50,224

__________
See footnotes on page 36.

Seligman Portfolios, Inc.
Portfolios of Investments
December 31, 2005

Seligman International Growth Portfolio (continued)

	Shares	Value
Japan (continued)
Matsushita Electric Industrial (Household Durables)	2,000	$38,715
Mitsubishi UFJ Financial Group (Commercial Banks)	3	40,986
Nippon Electric Glass (Electronic Equipment and Instruments)	3,000	66,217
Seven & I Holdings (Food and Staples Retailing)	1,100	47,072
Sharp (Household Durables)	3,000	45,408
Shinsei Bank (Commercial Banks)	5,000	29,046
SoftBank (Internet Software and Services)	900	38,404
Toyota Motor (Automobiles)	1,400	73,246
Yamato Holdings (Air Freight and Logistics)	2,000	33,345
		740,222
Mexico 3.8%
America Movil (Series L) (ADR) (Wireless Telecommunication Services)	2,200	64,372
Grupo Televisa (ADR) (Media)	1,000	80,500
		144,872
Netherlands 2.9%
ASML Holding* (Semiconductors and Semiconductor Equipment)	1,851	37,030
Numico* (Food Products)	747	30,925
Philips Electronics (Household Durables)	1,312	40,769
		108,724
South Korea 3.1%
Hana Financial Group (Diversified Financial Services)	818	37,386
LG Electronics (Household Durables)	220	19,248
Samsung Electronics (Semiconductors and Semiconductor Equipment)	97	62,483
		119,117
Spain 1.0%
Banco Bilbao Vizcaya Argentaria (Commercial Banks)	2,059	36,747
Sweden 2.1%
Atlas Copco (A Shares) (Machinery)	800	17,825
Telefonaktiebolaget LM Ericsson (B Shares) (Communications Equipment)	18,000	61,885
		79,710

	Shares	Value
Switzerland 12.7%
Credit Suisse Group (Commercial Banks)	1,758	$89,615
Kuehne & Nagel International (Marine)	157	44,302
Logitech International* (Computers and Peripherals)	865	40,518
Nestlé (Food Products)	196	58,526
Roche Holding (Pharmaceuticals)	466	69,974
Serono* (Biotechnology)	95	75,602
Swatch Group (Textiles, Apparel and Luxury Goods)	743	22,477
UBS (Capital Markets)	820	78,073
		479,087
Taiwan 1.7%
AU Optronics (ADR) (Electronic Equipment and Instruments)	1,500	22,515
Chi Mei Optoelectronics (Electronic Equipment and Instruments)	29,000	43,219
		65,734
United Kingdom 11.1%
Anglo American (Metals and Mining)	1,075	36,606
Carphone Warehouse Group (Specialty Retail)	15,932	75,936
EMI Group (Media)	18,490	76,981
Kingfisher (Specialty Retail)	9,217	37,627
Reckitt Benckiser (Household Products)	2,004	66,129
Rio Tinto (Metals and Mining)	757	34,564
Standard Chartered (Commercial Banks)	4,049	90,221
Xstrata (Metals and Mining)	134	3,136
		421,200
Total Investments 98.0% (Cost $3,185,489)		3,705,815

Other Assets Less Liabilities 2.0%		76,720

Net Assets 100.0%		$3,782,535
_____________
See footnotes on page 36.

Seligman Portfolios, Inc.
Portfolios of Investments
December 31, 2005

Seligman Investment Grade Fixed Income Portfolio

	Principal Amount	Value
US Government and Government Agency Securities 42.5%
US Government Securities 22.4%
US Treasury Bonds 5.375%, 2/15/2031	$125,000	$140,449
US Treasury Notes:
4.25%, 10/31/2007	60,000	59,843
4.375%, 11/15/2008	65,000	65,030
3.375%, 10/15/2009	110,000	106,257
4.375%, 12/15/2010	135,000	135,148
4.875%, 2/15/2012	25,000	25,675
4.5%, 11/15/2015	85,000	85,724
		618,126
Government Agency Securitiesø 14.9%
Fannie Mae:
4.75%, 2/21/2013	45,000	44,522
5%, 3/2/2015	130,000	128,023
Freddie Mac:
5.05%, 12/8/2008	130,000	130,142
5%, 10/18/2010	20,000	19,890
5.2%, 3/5/2019	60,000	58,693
6.25%, 7/15/2032	25,000	29,860
		411,130
Government Agency Mortgage-Backed Securities††ø 5.2%
Fannie Mae:
7%, 7/1/2008	9,252	9,453
7%, 2/1/2012	4,022	4,109
8.5%, 9/1/2015	4,642	4,926
6.5%, 5/1/2017	17,832	18,326
5.5%, 2/1/2018	37,933	38,197
7%, 1/1/2032	16,078	16,789
7%, 5/1/2032	40,097	41,866
Freddie Mac Gold:
6%, 11/1/2010	5,532	5,677
8%, 12/1/2023	3,444	3,681
		143,024

Total US Government and Government Agency Securities (Cost $1,172,706)		1,172,280
Corporate Bonds 43.2%
Airlines 1.2%
Southwest Airlines 5.125%, 3/1/2017	35,000	32,749
Beverages 0.7%
PepsiAmericas 4.875%, 1/15/2015	20,000	19,753

	Principal Amount	Value
Corporate Bonds (continued)
Biotechnology 0.5%
Amgen 4%, 11/18/2009	$15,000	$14,559
Capital Markets 0.5%
Lehman Brothers Holdings 5%, 1/14/2011	15,000	14,985
Commercial Banks 2.2%
KeyBank 5.7%, 8/15/2012	25,000	25,941
Zions Bancorp 5.5%, 11/16/2015	35,000	35,324
		61,265
Consumer Finance 3.9%
Capital One Bank 5%, 6/15/2009	30,000	29,895
General Motors Acceptance 6.875%, 9/15/2011	35,000	31,954
MBNA 6.125%, 3/1/2013	25,000	26,549
SLM 5.97%, 2/1/2010#	20,000	19,285
		107,683
Diversified Financial Services 1.6%
CIT Group 5%, 2/13/2014	40,000	39,191
Citigroup 5.875%, 2/22/2033	5,000	5,144
		44,335
Diversified Telecommunication Services 0.7%
Pacific Bell 6.625%, 10/15/2034	20,000	20,013
Electric Utilities 4.9%
Carolina Power & Light 5.25%, 12/15/2015	35,000	35,023
Commonwealth Edison 3.7%, 2/1/2008	15,000	14,561
Consumers Energy 5.8%, 9/15/2035	25,000	24,406
Oncor Electric Delivery 7%, 5/1/2032	35,000	39,950
Southern Co. Capital Funding 5.75%, 11/15/2015	20,000	20,227
		134,167
Food and Staples Retailing 2.4%
CVS Lease 5.88%, 1/10/2028†	65,000	65,455
Food Products 1.1%
Archer Daniels Midland 5.375%, 9/15/2035	20,000	19,253
Kraft Foods 5.25%, 10/1/2013	10,000	10,020
		29,273
Health Care Equipment and Supplies 0.8%
Boston Scientific 6.25%, 11/15/2035	20,000	21,107
Health Care Providers and Services 2.5%
Quest Diagnostics 5.45%, 11/1/2015†	25,000	25,235
UnitedHealth Group 3.3%, 1/30/2008	45,000	43,638
		68,873
Hotels, Restaurants and Leisure 1.4%
Royal Caribbean Cruises 6.875%, 12/1/2013	35,000	37,245
_____________
See footnotes on page 36.

Seligman Portfolios, Inc.
Portfolios of Investments
December 31, 2005

Seligman Investment Grade Fixed Income Portfolio (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Household Durables 4.3%
Centex:
4.875%, 8/15/2008	$25,000	$24,777
5.7%, 5/15/2014	20,000	19,796
D.R. Horton:
5%, 1/15/2009	50,000	49,578
5.25%, 2/15/2015	25,000	23,528
		117,679
Independent Power Producers and Energy Traders 1.5%
Black Hills 6.5%, 5/15/2013	40,000	41,029
Insurance 3.0%
Amerus Group 5.95%, 8/15/2015	35,000	35,172
St. Paul Travelers 5.5%, 12/1/2015	10,000	10,091
UnumProvident 6.85%, 11/15/2015†	35,000	36,522
		81,785
Media 0.7%
Comcast 6.5%, 11/15/2035	20,000	20,449
Multi-Utilities 1.3%
Alabama Power 4.58%, 8/25/2009#	25,000	25,081
Southern California Edison 5%, 1/15/2016	10,000	9,906
		34,987
Oil, Gas and Consumable Fuels 4.3%
Ras Laffan Liquefied Natural Gas
5.298%, 9/30/2020†	30,000	29,828
Tesoro 6.625%, 11/1/2015†	35,000	35,525
Tosco 8.125%, 2/15/2030	40,000	54,093
		119,446
Pharmaceuticals 1.1%
Wyeth 5.25%, 3/15/2013#	30,000	30,458
Real Estate 0.7%
iStar Financial 5.8%, 3/15/2011	20,000	20,152
Specialty Retail 0.2%
Lowe’s Companies 5.5%, 10/15/2035	5,000	5,040

	Principal Amount	Value
Corporate Bonds (continued)
Thrifts and Mortgage Finance 1.3%
Residential Capital 6.125%, 11/21/2008	$35,000	$35,108
Wireless Telecommunication Services 0.5%
Verizon Global Funding 4.9%, 9/15/2015	15,000	14,548
Total Corporate Bonds (Cost $1,186,049)		1,192,143
Asset-Backed Securities†† 2.9% (Cost $79,802)
Aerospace and Defense 2.9%
Peco Energy Transition Trust 6.05%, 3/1/2009	79,835	80,547
Short-Term Holdings 18.5%
Repurchase Agreement 9.1%
State Street Bank 3.15%, dated 12/30/2005, maturing 1/3/2006, in the amount of $251,088, collateralized by: $265,000 US Treasury Notes 3.25%, 1/15/2009, with a fair market value of $260,692	251,000	251,000
US Government Securities 7.4%
US Treasury Bills 4.10%, 1/17/2006	205,000	204,683
Corporate Bonds 2.0%
Verizon Wireless Capital 5.375%, 12/15/2006	55,000	55,194
Total Short-Term Holdings (Cost $511,858)		510,877
Total Investments 107.2% (Cost $2,950,415)		2,955,847
Other Assets Less Liabilities (7.1)%		(197,647)
Net Assets 100.0%		$2,758,200
_____________
See footnotes on page 36.

Seligman Portfolios, Inc.
Portfolios of Investments
December 31, 2005

Seligman Large-Cap Value Portfolio

	Shares	Value
Common Stocks 100.3%
Aerospace and Defense 6.3%
Honeywell International	4,200	$156,450
United Technologies	3,000	167,730
		324,180
Capital Markets 3.1%
Bank of New York	5,000	159,250
Chemicals 10.5%
Dow Chemical	3,600	157,752
E.I. du Pont de Nemours	3,100	131,750
Praxair	3,000	158,880
Rohm and Haas	2,000	96,840
		545,222
Commercial Banks 6.6%
Bank of America	3,500	161,525
U.S. Bancorp	6,000	179,340
		340,865
Computers and Peripherals 2.9%
International Business Machines	1,800	147,960
Diversified Financial Services 3.4%
JPMorgan Chase	4,500	178,605
Energy Traders 2.4%
AES*	8,000	126,640
Food and Staples Retailing 2.9%
Costco Wholesale	3,000	148,215
Health Care Equipment and Supplies 6.2%
Baxter International	4,000	150,600
Medtronic	3,000	172,710
		323,310
Health Care Providers and Services 2.6%
HCA	2,700	136,350
Industrial Conglomerates 4.9%
General Electric	4,000	140,200
Tyco International	4,000	115,440
		255,640
Insurance 9.3%
Prudential Financial	2,000	146,380
St. Paul Travelers Companies	3,500	156,345
UnumProvident	8,000	182,000
		484,725
IT Services 3.2%
Amdocs*	6,000	165,000

	Shares or Principal Amount		Value
Common Stocks (continued)
Machinery 3.0%
Caterpillar	2,700	shs.	$155,979
Multiline Retail 3.2%
J.C. Penney	3,000		166,800
Oil, Gas and Consumable Fuels 8.6%
Chevron	2,600		147,602
Valero Energy	3,000		154,800
Williams Companies	6,100		141,337
			443,739
Pharmaceuticals 3.2%
Wyeth	3,600		165,852
Road and Rail 7.0%
CSX	3,500		177,695
Union Pacific	2,300		185,173
			362,868
Specialty Retail 2.4%
The Gap	7,000		123,480
Thrifts and Mortgage Finance 2.9%
Washington Mutual	3,500		152,250
Tobacco 3.2%
Altria Group	2,200		164,384
Wireless Telecommunication Services 2.5%
Sprint Nextel	5,600		130,816
Total Common Stocks (Cost $4,170,626)			5,202,130
Repurchase Agreement 0.1%
State Street Bank 3.15%, dated 12/30/2005, maturing 1/3/2006, in the amount of $6,002, collateralized by: $10,000 US Treasury Notes 6%, 8/15/2009, with a fair market value of $10,776 (Cost $6,000)	$6,000		6,000
Total Investments 100.4% (Cost $4,176,626)			5,208,130
Other Assets Less Liabilities (0.4)%			(18,507)
Net Assets 100.0%			$5,189,623
_____________
See footnotes on page 36.

Seligman Portfolios, Inc.
Portfolios of Investments
December 31, 2005

Seligman Smaller-Cap Value Portfolio

	Shares	Value
Common Stocks 100.2%
Aerospace and Defense 2.5%
Cubic	300,000	$5,988,000
Airlines 3.6%
Continental Airlines*	400,000	8,520,000
Beverages 1.8%
Constellation Brands (Class A)*	160,000	4,196,800
Biotechnology 4.2%
CV Therapeutics*	91,800	2,270,673
Keryx Biopharmaceuticals	134,700	1,975,375
Protein Design Labs*	200,000	5,689,000
		9,935,048
Chemicals 11.9%
Cabot	150,000	5,370,000
Chemtura	375,000	4,762,500
Hercules*	450,000	5,085,000
Lyondell Chemical	100,000	2,382,000
Minerals Technologies	95,000	5,309,550
NOVA Chemicals	150,000	5,010,000
		27,919,050
Commercial Services and Supplies 7.2%
Brink’s	110,000	5,270,100
Korn/Ferry International	350,000	6,541,500
Waste Connections*	150,000	5,169,000
		16,980,600
Communications Equipment 1.5%
Plantronics	121,500	3,438,450
Containers and Packaging 1.4%
Smurfit-Stone Container*	240,000	3,398,400
Diversified Consumer Services 3.1%
Sotheby’s Holdings (Class A)*	400,000	7,344,000
Electrical Equipment 1.7%
EnerSys	306,100	3,991,544
Electronic Equipment and Instruments 2.4%
Trimble Navigation*	160,000	5,674,400
Energy Equipment and Services 4.7%
Hanover Compressor*	400,000	5,644,000
Universal Compression Holdings*	130,000	5,345,600
		10,989,600
Food Products 2.2%
Bunge	90,000	5,094,900
Health Care Providers and Services 4.0%
Apria Healthcare Group*	180,000	4,339,800
HealthSouth*	1,017,500	4,960,313
		9,300,113
	Shares	Value
Hotels, Restaurants and Leisure 7.1%
Landry’s Restaurants	110,000	$2,938,100
Penn National Gaming*	110,000	3,623,950
Ruby Tuesday	250,000	6,472,500
WMS Industries	150,000	3,763,500
		16,798,050
Household Durables 2.1%
Harman International Industries	50,000	4,892,500
Insurance 7.0%
W.R. Berkley	125,000	5,952,500
Hanover Insurance Group	140,000	5,847,800
Infinity Property & Casualty	127,000	4,725,035
		16,525,335
IT Services 1.4%
Carreker*	650,000	3,220,750
Machinery 7.8%
Mueller Industries	200,000	5,484,000
Stewart & Stevenson Services	290,000	6,127,700
Terex*	112,000	6,652,800
		18,264,500
Media 2.3%
Cadmus Communications	269,450	5,438,848
Multiline Retail 2.2%
Fred’s	320,000	5,195,200
Oil, Gas and Consumable Fuels 1.6%
Peabody Energy	45,000	3,708,900
Paper and Forest Products 0.8%
Bowater	60,000	1,843,200
Pharmaceuticals 2.0%
Andrx*	290,000	4,777,750
Road and Rail 2.4%
J.B. Hunt Transport Services	250,000	5,652,500
Semiconductors and Semiconductor Equipment 5.7%
ATI Technologies*	330,000	5,601,750
Credence Systems*	650,000	4,517,500
Skyworks Solutions	626,000	3,183,210
		13,302,460
Specialty Retail 5.6%
Blockbuster (Class A)	600,000	2,250,000
Finish Line (Class A)	300,000	5,224,500
Pacific Sunwear of California*	225,000	5,605,875
		13,080,375
Total Common Stocks (Cost $193,404,197)		235,471,273
_____________
See footnotes on page 36.

Seligman Portfolios, Inc.
Portfolios of Investments
December 31, 2005

Seligman Smaller-Cap Value Portfolio (continued)

	Principal Amount	Value
Repurchase Agreement 0.5%
State Street Bank 3.15%, dated 12/30/2005, maturing 1/3/2006, in the amount of $1,041,364, collateralized by: $995,000 US Treasury Notes 6%, 8/15/2009, with a fair market value of $1,072,261 (Cost $1,041,000)	$1,041,000	$1,041,000
Total Investments 100.7% (Cost $194,445,197)		236,512,273
Other Assets Less Liabilities (0.7)%		(1,551,210)
Net Assets 100.0%		$234,961,063

__________
*	Non-income producing security.
†	The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
††
Investments in mortgage-backed and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.

ø	Securities issued by these agencies are neither guaranteed nor insured by the US Government.
#	Floating rate security; the interest rate is reset periodically. The interest rate disclosed reflects the rate in effect at December 31, 2005.
(1)	All or part of the security is held as collateral for written options. As of December 31, 2005, the value of securities held as collateral was $371,253.
ADR - American Depositary Receipts.
FDR - Fiduciary Depositary Receipts.
See Notes to Financial Statements.

Seligman Portfolios, Inc.
Statements of Assets and Liabilities
December 31, 2005

	Seligman Capital Portfolio	Seligman Cash Management Portfolio	Seligman Common Stock Portfolio	Seligman Communications and Information Portfolio	Seligman Global Technology Portfolio
Assets:
Investments, at value (see portfolios of investments):
Long-term holdings	$12,931,353	$—	$7,916,700	$57,931,298	$8,085,749
Options purchased	—	—	156,030	—	—
Repurchase agreements	740,000	2,851,000	18,000	129,000	—
Other short-term holdings	—	13,144,322	104,718	—	—
Total Investments*	13,671,353	15,995,322	8,195,448	58,060,298	8,085,749
Cash denominated in US dollars**	820	996	2,410	699	270,384
Cash denominated in foreign currencies†	—	—	—	662,461	208,869
Receivable for securities sold	173,536	—	82,929	747,641	134,832
Dividends and interest receivable	6,924	2,340	9,205	6,878	1,531
Receivable for Capital Stock sold	128	—	—	7,991	—
Receivable from the Manager (Note 4)	—	2,288	—	—	4,158
Other	726	900	499	10,530	4,311
Total Assets	13,853,487	16,001,846	8,290,491	59,496,498	8,709,834
Liabilities:
Payable for securities purchased	429,116	798,759	18,470	605,283	120,559
Payable for Capital Stock redeemed	12,015	14,878	6,953	13,116	6,850
Management fee payable	4,616	5,224	2,846	38,215	7,317
Distribution and service fees payable	3,179	—	—	7,343	692
Options written, at value (premiums received — $14,464)	—	—	15,095	—	—
Unrealized depreciation on forward currency contracts	—	—	—	4	—
Accrued expenses and other	44,749	28,514	28,026	89,247	45,801
Total Liabilities	493,675	847,375	71,390	753,208	181,219
Net Assets	$13,359,812	$15,154,471	$8,219,101	$58,743,290	$8,528,615
Composition of Net Assets:
Capital Stock, $0.001 at par	$974	$15,157	$756	$4,229	$630
Additional paid-in capital	21,689,301	15,139,314	10,343,407	91,164,382	20,393,547
Undistributed/accumulated net investment income (loss)	(4,929)	—	83,700	(5,057)	(3,893)
Accumulated net realized loss	(9,604,541)	—	(2,350,293)	(31,458,281)	(12,267,013)
Net unrealized appreciation (depreciation) of investments	1,279,007	—	141,531	(961,983)	417,710
Net unrealized depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	—	—	—	—	(12,366)
Net Assets	$13,359,812	$15,154,471	$8,219,101	$58,743,290	$8,528,615
Class 1	$8,235,197	$15,154,471	$8,219,101	$47,010,115	$6,641,136
Class 2	$5,124,615			$11,733,175	$1,887,479
Shares of Capital Stock Outstanding:
Class 1	597,812	15,156,845	755,933	3,374,051	489,814
Class 2	376,587			855,138	140,355

Net Asset Value per Share:
Class 1	$13.78	$1.00	$10.87	$13.93	$13.56
Class 2	$13.61			$13.72	$13.45

__________
* Cost of investments are as follows:	$12,392,346	$15,995,322	$8,053,286	$59,030,442	$7,681,459
** Includes restricted cash as follows:	$300	$200	$1,000	—	—
† Cost of foreign currencies as follows:	—	—	—	$654,533	$207,889
See Notes to Financial Statements.

Seligman Portfolios, Inc.
Statements of Assets and Liabilities
December 31, 2005

	Seligman International Growth Portfolio	Seligman Investment Grade Fixed Income Portfolio	Seligman Large-Cap Value Portfolio	Seligman Smaller-Cap Value Portfolio
Assets:
Investments, at value (see portfolios of investments):
Long-term holdings	$3,705,815	$2,444,970	$5,202,130	$235,471,273
Repurchase agreements	—	251,000	6,000	1,041,000
Other short-term holdings	—	259,877	—	—
Total Investments*	3,705,815	2,955,847	5,208,130	236,512,273
Cash denominated in US dollars**	76,997	730	985	612
Cash denominated in foreign currencies†	18,924	—	—	—
Receivable for securities sold	19,910	—	—	—
Dividends and interest receivable	6,232	28,150	9,680	18,432
Receivable for Capital Stock sold	—	—	—	99,809
Receivable from the Manager (Note 4)	11,787	5,741	—	—
Unrealized appreciation on forward currency contracts	6	—	—	—
Other	195	191	289	13,357
Total Assets	3,839,866	2,990,659	5,219,084	236,644,483
Liabilities:
Payable for securities purchased	19,677	204,683	6,903	90,090
Payable for Capital Stock redeemed	—	6	—	1,186,796
Management fee payable	3,160	946	3,539	202,140
Distribution and service fees payable	—	—	—	16,520
Unrealized depreciation on forward currency contracts	32	—	—	—
Accrued expenses and other	34,462	26,824	19,019	187,874
Total Liabilities	57,331	232,459	29,461	1,683,420
Net Assets	$3,782,535	$2,758,200	$5,189,623	$234,961,063
Composition of Net Assets:
Capital Stock, $0.001 at par	$324	$313	$445	$14,105
Additional paid-in capital	5,382,039	2,729,574	4,948,001	173,568,589
Undistributed/accumulated net investment income (loss)	(4,967)	123,967	31,920	(3,094)
Undistributed/accumulated net realized gain (loss)	(2,115,385)	(101,086)	(822,247)	19,314,387
Net unrealized appreciation of investments	614,723	5,432	1,031,504	42,067,076
Net unrealized depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	(94,199)	—	—	—
Net Assets	$3,782,535	$2,758,200	$5,189,623	$234,961,063
Class 1	$3,782,535	$2,758,200	$5,189,623	$199,357,308
Class 2				$35,603,755
Shares of Capital Stock Outstanding:
Class 1	324,394	313,371	444,787	11,958,530
Class 2				2,146,392
Net Asset Value per Share:
Class 1	$11.66	$8.80	$11.67	$16.67
Class 2				$16.59

__________
* Cost of investments are as follows:	$3,185,489	$2,950,415	$4,176,626	$194,445,197
** Includes restricted cash as follows:	—	$500	—	$500
† Cost of foreign currencies as follows:	$18,895	—	—	—
See Notes to Financial Statements.

Seligman Portfolios, Inc.
Statements of Operations
For the Year Ended December 31, 2005

	Seligman Capital Portfolio	Seligman Cash Management Portfolio	Seligman Common Stock Portfolio	Seligman Communications and Information Portfolio	Seligman Global Technology Portfolio
Investment Income:
Dividends*	$63,253	$—	$165,089	$135,671	$30,659
Interest	10,295	379,445	5,150	66,287	1,275
Total Investment Income	73,548	379,445	170,239	201,958	31,934
Expenses:
Management fees	55,303	44,503	37,592	460,159	87,304
Shareholder account services	27,071	—	—	44,084	26,717
Custody and related services	18,588	10,740	13,654	73,065	52,144
Auditing fees	13,525	10,754	11,828	36,208	18,555
Distribution and service fees — Class 2	12,822	—	—	28,597	2,808
Registration	7,159	3,307	3,731	18,449	13,207
Directors’ fees and expenses	6,423	5,768	6,328	7,237	5,950
Shareholder reports and communications	5,944	643	946	7,820	4,722
Legal fees	3,677	3,025	3,293	14,368	3,103
Miscellaneous	4,468	1,903	3,283	11,576	5,435
Total Expenses Before Reimbursement	154,980	80,643	80,655	701,563	219,945
Reimbursement of expenses (Note 4)	—	(2,861)	—	—	(51,263)
Total Expenses After Reimbursement	154,980	77,782	80,655	701,563	168,682
Net Investment Income (Loss)	(81,432)	301,663	89,584	(499,605)	(136,748)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments	2,014,808	—	960,502	8,134,445	1,260,856
Net realized gain on foreign currency transactions	—	—	—	—	18,374
Net realized gain on options written	—	—	58,922	—	—
Net change in unrealized appreciation/ depreciation of investments	(360,164)	—	(985,632)	(3,683,330)	(467,685)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	—	—	—	—	(151,367)
Net Gain on Investments and Foreign Currency Transactions	1,654,644	—	33,792	4,451,115	660,178
Increase in Net Assets from Operations	$1,573,212	$301,663	$123,376	$3,951,510	$523,430
__________
* Net of foreign tax withheld as follows:	$30	—	$915	$2,709	$2,992
See Notes to Financial Statements.

Seligman Portfolios, Inc.
Statements of Operations
For the Year Ended December 31, 2005

	Seligman International Growth Portfolio	Seligman Investment Grade Fixed Income Portfolio	Seligman Large-Cap Value Portfolio	Seligman Smaller-Cap Value Portfolio
Investment Income:
Dividends*	$62,785	$—	$105,043	$1,969,645
Interest	297	150,984	1,438	28,473
Total Investment Income	63,082	150,984	106,481	1,998,118
Expenses:
Management fees	35,756	13,372	42,772	2,584,715
Shareholder account services	—	—	—	46,623
Custody and related services	115,220	19,364	3,008	77,104
Auditing fees	12,735	9,424	10,188	113,473
Distribution and service fees — Class 2	—	—	—	64,968
Registration	2,783	2,749	3,018	36,779
Directors’ fees and expenses	6,069	6,182	5,782	11,451
Shareholder reports and communications	779	750	828	13,330
Legal fees	2,680	2,600	2,646	29,928
Miscellaneous	4,608	2,380	3,364	37,385
Total Expenses Before Reimbursement	180,630	56,821	71,606	3,015,756
Reimbursement of expenses (Note 4)	(109,119)	(28,416)	—	—
Total Expenses After Reimbursement	71,511	28,405	71,606	3,015,756
Net Investment Income (Loss)	(8,429)	122,579	34,875	(1,017,638)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments	408,932	(84,983)	429,238	20,382,569
Net realized loss from foreign currency transactions	(39,609)	—	—	—
Net change in unrealized appreciation (depreciation) of investments	81,214	(8,871)	58,369	(33,615,826)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	(277,026)	—	—	—
Net Gain (Loss) on Investments and Foreign Currency Transactions	173,511	(93,854)	487,607	(13,233,257)
Increase (Decrease) in Net Assets from Operations	$165,082	$28,725	$522,482	$(14,250,895)

_________
* Net of foreign tax withheld as follows:	$9,610	—	—	$7,492
See Notes to Financial Statements.

Seligman Portfolios, Inc.
Statements of Changes in Net Assets

	Seligman Capital Portfolio		Seligman Cash Management Portfolio		Seligman Common Stock Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(81,432)	$(86,531)	$301,663	$14,307	$89,584	$146,396
Net realized gain on investments	2,014,808	2,347,345	—	—	960,502	1,294,008
Net realized gain on options written	—	—	—	—	58,922	—
Payments received from the Manager (Note 12)	—	339	—	—	—	1,172
Net change in unrealized appreciation/ depreciation of investments	(360,164)	(984,400)	—	—	(985,632)	(148,909)
Increase in Net Assets From Operations	1,573,212	1,276,753	301,663	14,307	123,376	1,292,667
Distributions to Shareholders:
Net investment income — Class 1	—	—	(301,663)	(14,307)	(143,752)	(106,774)
Decrease in Net Assets From Distributions	—	—	(301,663)	(14,307)	(143,752)	(106,774)
Capital Share Transactions:
Proceeds from sale of shares:
Class 1	648,138	308,391	22,528,542	2,741,257	992,550	273,107
Class 2	520,068	1,091,260	—	—	—	—
Value of shares issued in payment of: Dividends — Class 1	—	—	301,663	14,307	143,752	106,774
Total	1,168,206	1,399,651	22,830,205	2,755,564	1,136,302	379,881
Cost of shares redeemed:
Class 1	(3,216,959)	(3,852,959)	(9,504,002)	(4,961,041)	(3,689,103)	(3,070,329)
Class 2	(1,370,650)	(456,269)	—	—	—	—
Total	(4,587,609)	(4,309,228)	(9,504,002)	(4,961,041)	(3,689,103)	(3,070,329)
Increase (Decrease) in Net Assets From Capital Share Transactions	(3,419,403)	(2,909,577)	13,326,203	(2,205,477)	(2,552,801)	(2,690,448)
Increase (Decrease) in Net Assets	(1,846,191)	(1,632,824)	13,326,203	(2,205,477)	(2,573,177)	(1,504,555)
Net Assets:
Beginning of year	15,206,003	16,838,827	1,828,268	4,033,745	10,792,278	12,296,833
End of Year*	$13,359,812	$15,206,003	$15,154,471	$1,828,268	$8,219,101	$10,792,278

__________ * Including undistributed net investment income (net of accumulated net investment loss) as follows:	$(4,929)	$(5,114)	—	—	$83,700	$137,868
See Notes to Financial Statements.

Seligman Portfolios, Inc.
Statements of Changes in Net Assets

	Seligman Communications and Information Portfolio		Seligman Global Technology Portfolio		Seligman International Growth Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004	2005	2004
Operations:
Net investment loss	$(499,605)	$(137,411)	$(136,748)	$(124,228)	$(8,429)	$(14,403)
Net realized gain on investments	8,134,445	11,032,600	1,260,856	785,099	408,932	318,101
Net realized loss on options written	—	(1,444)	—	—	—	—
Net realized gain (loss) from foreign currency transactions	—	—	18,374	208,233	(39,609)	156,268
Payments received from the Manager (Note 12)	—	9,056	—	977	—	—
Net change in unrealized appreciation/ depreciation of investments	(3,683,330)	(3,864,957)	(467,685)	(390,363)	81,214	314,099
Net change in unrealized appreciation/ depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	—	—	(151,367)	(113,550)	(277,026)	(3,385)
Increase in Net Assets From Operations	3,951,510	7,037,844	523,430	366,168	165,082	770,680
Distributions to Shareholders:
Net investment income — Class 1	—	—	—	—	—	(12,876)
Decrease in Net Assets From Distributions	—	—	—	—	—	(12,876)
Capital Share Transactions:
Proceeds from sale of shares:
Class 1	2,895,060	3,052,644	335,944	175,793	1,102,588	442,720
Class 2	1,316,607	3,453,375	597,041	973,614	—	—
Value of shares issued in payment of: Dividends — Class 1	—	—	—	—	—	12,876
Total	4,211,667	6,506,019	932,985	1,149,407	1,102,588	455,596
Cost of shares redeemed:
Class 1	(17,669,176)	(13,233,544)	(2,546,604)	(2,066,536)	(1,234,304)	(954,496)
Class 2	(2,638,953)	(3,604,754)	(1,037,266)	(1,310,258)	—	—
Total	(20,308,129)	(16,838,298)	(3,583,870)	(3,376,794)	(1,234,304)	(954,496)
Decrease in Net Assets From Capital Share Transactions	(16,096,462)	(10,332,279)	(2,650,885)	(2,227,387)	(131,716)	(498,900)
Increase (Decrease) in Net Assets	(12,144,952)	(3,294,435)	(2,127,455)	(1,861,219)	33,366	258,904
Net Assets:
Beginning of year	70,888,242	74,182,677	10,656,070	12,517,289	3,749,169	3,490,265
End of Year*	$58,743,290	$70,888,242	$8,528,615	$10,656,070	$3,782,535	$3,749,169

__________ * Net of accumulated net investment loss as follows:	$(5,057)	$(4,983)	$(3,893)	$(3,396)	$(4,967)	$(5,161)
See Notes to Financial Statements.

Seligman Portfolios, Inc.
Statements of Changes in Net Assets

	Seligman Investment Grade Fixed Income Portfolio		Seligman Large-Cap Value Portfolio		Seligman Smaller-Cap Value Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$122,579	$144,570	$34,875	$47,855	$(1,017,638)	$1,284,684
Net realized gain (loss) on investments	(84,983)	11,350	429,238	340,466	20,382,569	23,976,151
Payments received from the Manager (Note 12)	—	—	—	744	—	4,005
Net change in unrealized appreciation/ depreciation of investments	(8,871)	(38,156)	58,369	409,496	(33,615,826)	20,595,248
Increase (Decrease) in Net Assets From Operations	28,725	117,764	522,482	798,561	(14,250,895)	45,860,088
Distributions to Shareholders:
Net investment income:
Class 1	(165,952)	(293,991)	(48,933)	(61,944)	(1,235,756)	—
Class 2	—	—	—	—	(58,214)	—
Total	(165,952)	(293,991)	(48,933)	(61,944)	(1,293,970)	—
Net realized short-term gain on investments — Class 1	—	(169,248)	—	—	—	—
Net realized long-term gain on investments:
Class 1	—	(134,813)	—	—	(20,089,240)	(433,559)
Class 2	—	—	—	—	(3,564,658)	(54,692)
Total	—	(134,813)	—	—	(23,653,898)	(488,251)
Decrease in Net Assets From Distributions	(165,952)	(598,052)	(48,933)	(61,944)	(24,947,868)	(488,251)
Capital Share Transactions:
Proceeds from sale of shares:
Class 1	792,326	1,028,058	1,470,806	445,045	18,071,480	92,028,338
Class 2	—	—	—	—	10,160,903	16,417,372
Value of shares issued in payment of dividends:
Class 1	165,952	293,991	48,933	61,944	1,235,756	—
Class 2	—	—	—	—	58,214	—
Value of shares issued in payment of gain distributions:
Class 1	—	304,061	—	—	20,089,240	433,559
Class 2	—	—	—	—	3,564,658	54,692
Total	958,278	1,626,110	1,519,739	506,989	53,180,251	108,933,961
Cost of shares redeemed:
Class 1	(1,623,823)	(3,610,225)	(2,145,389)	(1,357,550)	(74,254,204)	(79,099,629)
Class 2	—	—	—	—	(7,758,428)	(6,716,920)
Total	(1,623,823)	(3,610,225)	(2,145,389)	(1,357,550)	(82,012,632)	(85,816,549)
Increase (Decrease) in Net Assets From Capital Share Transactions	(665,545)	(1,984,115)	(625,650)	(850,561)	(28,832,381)	23,117,412
Increase (Decrease) in Net Assets	(802,772)	(2,464,403)	(152,101)	(113,944)	(68,031,144)	68,489,249
Net Assets:
Beginning of year	3,560,972	6,025,375	5,341,724	5,455,668	302,992,207	234,502,958
End of Year*	$2,758,200	$3,560,972	$5,189,623	$5,341,724	$234,961,063	$302,992,207

__________ * Including undistributed net investment income (net of accumulated net investment loss) as follows:	$123,967	$161,698	$31,920	$45,977	$(3,094)	$1,286,593
See Notes to Financial Statements.

Seligman Portfolios, Inc.
Notes to Financial Statements

1.
Organization — Seligman Portfolios, Inc. (the “Fund”) is an open-end diversified management investment company consisting of 9 separate portfolios (the “Portfolios”): Seligman Capital Portfolio (“Capital Portfolio”), Seligman Cash Management Portfolio (“Cash Management Portfolio”), Seligman Common Stock Portfolio (“Common Stock Portfolio”), Seligman Communications and Information Portfolio (“Communications and Information Portfolio”), Seligman Global Technology Portfolio (“Global Technology Portfolio”), Seligman International Growth Portfolio (“International Growth Portfolio”), Seligman Investment Grade Fixed Income Portfolio (“Investment Grade Portfolio”), Seligman Large-Cap Value Portfolio (“Large-Cap Value Portfolio”), and Seligman Smaller-Cap Value Portfolio (“Smaller-Cap Value Portfolio”), each designed to meet different investment goals. Shares of the Fund are provided as an investment medium for variable annuity and life insurance separate accounts offered by various insurance companies. Class 2 shares of the Communications and Information Portfolio are also offered to qualified pension or retirement plans.

2.
Multiple Classes of Shares — The Fund offers two classes of shares. Class 1 shares do not pay a distribution and service fee (“12b-1 fee”). Class 2 shares pay an annual 12b-1 fee of up to 0.25% of average daily net assets. The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3.
Significant Accounting Policies — The financial statements have been prepared in conformity with United States (“US”) generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.
Security Valuation — Net asset value per share is calculated as of the close of business of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time. Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or by independent pricing services based on bid prices which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve, or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Notwithstanding these valuation methods, the Global Technology Portfolio and International Growth Portfolio may adjust the value of securities as described below in order to reflect the fair value of such securities.

Many securities markets and exchanges outside the US close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after the local market close but before the close of the NYSE. The Board of Directors (the “Board”) of the Fund approved “fair value” procedures under which a third-party service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationship between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any), and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

Other securities for which market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board. This can occur in the event of, among other things, natural disasters, acts of terrorism, market diruptions, intra-day trading halts and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost. Investments held by the Cash Management Portfolio are generally valued using the amortized cost method which approximates fair value. Investments of certain other funds in the Seligman Group of Investment Companies purchased to offset the Cash Management Portfolio’s liability for deferred directors’ fees are valued at net asset values.

b.
Foreign Securities — The Portfolios may invest up to 10% of their total assets in foreign securities (except Global Technology Portfolio and International Growth Portfolio (together, the “Seligman International Portfolios”), which may invest up to 100% of their total assets in foreign securities). Investments in foreign securities will primarily be traded in foreign currencies, and the Portfolios may temporarily hold funds in foreign currencies. The Portfolios may also invest in US dollar-denominated American Depositary Receipts (“ADR”), American Depositary Shares (“ADS”), European Depositary Receipts (“EDR”), Fiduciary Depositary Receipts (“FDR”), Global Depositary Receipts (“GDR”), and Global Depositary Shares (“GDS”). ADR and ADS are issued by domestic banks or trust companies and evidence ownership of securities issued by foreign corporations. ADR and ADS are traded on United States exchanges or over-the-counter and are not included in the 10% limitation. EDR, FDR, GDR, and GDS are receipts similar to ADR and ADS and are typically issued by foreign banks or trust companies and traded in Europe. The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

(i) market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;
(ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

Seligman Portfolios, Inc.
Notes to Financial Statements

The net asset values per share of Portfolios which invest in securities denominated in foreign currencies will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and losses. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books, and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates.

The Seligman International Portfolios separate that portion of the results of operations resulting from changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolios. Similarly, these Portfolios separate the effect of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c.
Forward Currency Contracts — Each Portfolio, other than Cash Management Portfolio and Investment Grade Portfolio, may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions. For federal income tax purposes, certain open forward currency contracts are treated as sold during the fiscal year and any gains or losses are recognized immediately. As a result, the amount of income distributable to shareholders may vary from the amount recognized for financial reporting purposes.

d.
Options— Each Portfolio, other than Cash Management Portfolio and Investment Grade Portfolio, is authorized to write and purchase put and call options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Portfolio, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

e.
Taxes — The Portfolios’ policy is to comply with the requirements of the Internal Revenue Code applicable to Regulated Investment Companies and to distribute substantially all of their taxable net income and net gain realized to shareholders. Therefore, no provisions for Federal income or excise taxes are required. Withholding taxes on foreign dividends and interest, and for certain countries, taxes on the sale of foreign securities have been provided for in accordance with the Portfolios’ understanding of the applicable country’s tax rules and rates.

f.
Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Portfolios amortize discount and premium on debt securities. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Portfolio is informed of the dividend.

g.
Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses of a Portfolio are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include 12b-1 fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2005, 12b-1 fees were the only class-specific expenses.

h.
Repurchase Agreements — The Portfolios may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Portfolio’s custodians and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

i.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend dates.
j.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

Seligman Portfolios, Inc.
Notes to Financial Statements

4.
Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides or arranges for the necessary personnel and facilities. The Manager’s fee, which is calculated daily and payable monthly, is equal to 0.40%, on an annual basis, of each of Capital, Cash Management, Common Stock and Investment Grade Portfolios’ average daily net assets; and equal to 0.75%, on an annual basis, of Communications and Information Portfolio’s average daily net assets. The Manager’s fee for the Global Technology Portfolio is equal to 1.00% per annum of the first $2 billion of average daily net assets, 0.95% per annum of the next $2 billion of average daily net assets, and 0.90% per annum in excess of $4 billion of average daily net assets of the Portfolio. The Manager’s fee for the Large-Cap Value Portfolio is equal to 0.80% per annum of the first $500 million of average daily net assets, 0.70% per annum of the next $500 million of average daily net assets, and 0.60% per annum in excess of $1 billion of average daily net assets of the Portfolio. The Manager’s fee for the Smaller-Cap Value Portfolio is equal to 1.00% per annum of the first $500 million of average daily net assets, 0.90% per annum of the next $500 million of average daily net assets, and 0.80% per annum in excess of $1 billion of average daily net assets of the Portfolio. The Manager’s fee for the International Growth Portfolio is equal to 1.00% per annum on the first $50 million of average daily net assets, 0.95% per annum on the next $1 billion of average daily net assets, and 0.90% per annum in excess of $1.05 billion of average daily net assets of the Portfolio.

For the year ended December 31, 2005, the management fees for Global Technology Portfolio, International Growth Portfolio, Large-Cap Value Portfolio, and Smaller-Cap Value Portfolio were equal to 1.00%, 1.00%, 0.80%, and 1.00%, respectively, per annum of the average daily net assets of each of these Portfolios.

Wellington Management Company, LLP (the “Subadviser”), is the subadviser to the International Growth Portfolio and is responsible for furnishing investment advice, research and assistance. Under the subadvisory agreement, the Manager pays the Subadviser a subadvisory fee determined as follows: the Subadviser receives 0.45% on the first $50 million of the Portfolio’s average daily net assets and 0.40% of the Portfolio’s average daily net assets in excess of $50 million. For the two-year period ended September 15, 2005, the Subadviser agreed to limit the subadvisory fees payable to it by the Manager to 50% of the aggregate contractual management fee earned by the Manager in respect of the International Growth Portfolio, and certain series of Seligman Global Fund Series, Inc.

The Manager reimburses expenses, other than management and 12b-1 fees, that exceed a certain rate per annum of the average daily net assets of the following Portfolios:

Portfolio	Rate	Portfolio	Rate
Cash Management	0.30%	International Growth	1.00%
Global Technology	0.90	Investment Grade	0.45

Such reimbursements may be terminated at any time.

The amounts of these reimbursements, where applicable, for the year ended December 31, 2005, are disclosed in the Statements of Operations, and such amounts receivable from the Manager at December 31, 2005 are disclosed in the Statements of Assets and Liabilities.

Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. Seligman Advisors, Inc. (the “Distributor”), an affiliate of the Manager, acts as distributor of shares of the Fund.

Under a Rule 12b-1 plan (the “Plan”) adopted by the Fund with respect to Class 2 shares of each Portfolio, insurance companies or their affiliates can enter into agreements with the Distributor and receive 12b-1 fees of up to 0.25%, on an annual basis, of the average daily net assets of Class 2 shares attributable to the particular insurance company or qualified plan for providing, among other things, personal services and/or the maintenance of shareholder accounts. Such fees are paid quarterly by each Portfolio to Seligman Advisors pursuant to the Plan. For the year ended December 31, 2005, fees incurred under the Plan aggregated $12,822, or 0.25% per annum; $28,597, or 0.25% per annum; $2,808 or 0.15% per annum; and $64,968 or 0.19% per annum of the average daily net assets of Class 2 shares of Capital Portfolio, Communications and Information Portfolio, Global Technology Portfolio and Smaller-Cap Value Portfolio, respectively.

Certain officers and directors of the Fund are officers or directors of the Manager and the Distributor.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balances at December 31, 2005, are included in accrued expenses and other liabilities, as follows:

Portfolio	Amount	Portfolio	Amount
Capital	$7,688	International Growth	$7,789
Cash Management	7,429	Investment Grade	7,442
Common Stock	7,922	Large-Cap Value	4,189
Communications and Information	7,908	Smaller-Cap Value	4,849
Global Technology	6,086

The accumulated balances at December 31, 2005 include each Portfolio’s proportionate share of the accumulated balance of six other portfolios of the Fund that were closed as of May 31, 2005, and were paid to the participating director in January 2006.

Seligman Portfolios, Inc.
Notes to Financial Statements

5.	Purchases and Sales of Securities — Purchase and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2005, were as follows:

Portfolio	Purchases	Sales	Portfolio	Purchases	Sales
Capital	$23,680,045	$27,328,361	International Growth	$ 6,719,928	$ 6,924,424
Common Stock	6,459,798	9,211,662	Investment Grade	6,128,381	6,104,038
Communications and Information	79,535,096	92,175,445	Large-Cap Value	1,453,726	2,065,193
Global Technology	13,179,108	15,992,251	Smaller-Cap Value	59,596,765	114,319,259

For the year ended December 31, 2005, purchases and sales of US Government obligations were $12,965,272 and $13,439,624, respectively, for the Investment Grade Portfolio.

6.
Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of any Portfolio. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. The tax character of the distributions paid during the years ended December 31, 2005 and 2004, is the same for financial reporting purposes. For tax purposes, net realized short-term gain is treated as ordinary income. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2005, the cost of investments for federal income tax purposes for each Portfolio was as follows:

Portfolio	Tax Basis Cost	Portfolio	Tax Basis Cost
Capital	$12,413,681	International Growth	$ 3,185,489
Cash Management	15,995,322	Investment Grade	2,950,305
Common Stock	8,082,943	Large-Cap Value	4,176,626
Communications and Information	59,515,501	Smaller-Cap Value	194,483,843
Global Technology	7,804,536

The tax basis cost of certain Portfolios was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales. At December 31, 2005, the tax basis components of accumulated earnings (losses) were as follows:

	Capital	Common Stock	Communications and Information	Global Technology
Gross unrealized appreciation of portfolio securities	$1,565,887	$635,706 *	$2,917,066 **	$589,373 **
Gross unrealized depreciation of portfolio securities	(308,215)	(523,832)*	(4,364,104)**	(308,160)**
Net unrealized appreciation (depreciation) of portfolio securities	1,257,672	111,874*	(1,447,038)**	281,213 **
Net unrealized appreciation on foreign currencies and forward currency contracts	—	—	—	1,054
Undistributed ordinary income	—	88,778	—	—
Capital loss carryforward	(9,583,206)	(2,320,636)	(30,973,222)	(12,143,936)
Total accumulated losses	$(8,325,534)	$(2,119,984)	$(32,420,260)	$(11,861,669)

	International Growth	Investment Grade	Large-Cap Value	Smaller-Cap Value
Gross unrealized appreciation of portfolio securities	$541,137 **	$16,590	$1,136,703	$62,506,974
Gross unrealized depreciation of portfolio securities	(20,811)**	(11,048)	(105,199)	(20,478,544)
Net unrealized appreciation of portfolio securities	520,326 **	5,542	1,031,504	42,028,430
Net unrealized appreciation on foreign currencies and forward currency contracts	224	—	—	—
Undistributed ordinary income	—	128,627	34,592	—
Undistributed net realized gain/(Capital loss carryforward)	(2,115,385)	(75,119)	(822,247)	19,353,033
Timing differences (post-October losses)	—	(25,967)	—	—
Total accumulated earnings (losses)	$(1,594,835)	$33,083	$243,849	$61,381,463

*	Includes the effect of options written.
**	Includes the effect of foreign currency translations.

Seligman Portfolios, Inc.
Notes to Financial Statements

At December 31, 2005, certain Portfolios had net capital loss carryforwards for federal income tax purposes which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of these portfolios until net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that the Portfolios will be able to utilize all of their capital loss carryforwards before they expire. These loss carryforwards expire in amounts and fiscal years as follows:

Fiscal Year	Capital	Common Stock	Communications and Information	Global Technology	International Growth	Investment Grade	Large-Cap Value
2009	$2,947,645	—	$ 5,959,723	$ 7,093,668	$1,208,517	—	—
2010	6,635,561	$1,954,075	19,435,297	4,941,506	906,868	—	$172,410
2011	—	366,561	5,578,202	108,762	—	—	649,837
2012	—	—	—	—	—	$ 9,586	—
2013	—	—	—	—	—	65,533	—
Total	$9,583,206	$ 2,320,636	$30,973,222	$12,143,936	$2,115,385	$75,119	$822,247

During the year 2005, certain of the Portfolios utilized previous years’ capital loss carryforwards to offset current net capital gains realized, as follows:

Portfolio	Loss Carryforward Utilized	Portfolio	Loss Carryforward Utilized
Capital	$1,991,430	Global Technology	$ 1,310,790
Common Stock	1,036,942	International Growth	361,650
Communications and Information	8,248,539	Large-Cap Value	429,238

7.
Committed Line of Credit — All of the Portfolios, except the Cash Management Portfolio, are participants in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited each Portfolio’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each participating Portfolio incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2006, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2005, the Fund did not borrow from the credit facility.

8.	Outstanding Forward Exchange Currency Contracts — At December 31, 2005, the Fund had outstanding forward exchange currency contracts to purchase or sell foreign currencies as follows

Contract	Foreign Currency	In Exchange for US$	Settlement Date	Value US$	Unrealized Appreciation (Depreciation)
Communications and Information
Bought:
Euros	34,837	41,258	1/3/06	41,254	$ (4)

International Growth
Bought:
Hong Kong dollars	14,175	1,828	1/3/06	1,828	—
Sold:
British pounds	415	712	1/1/06	714	(2)
British pounds	1,426	2,459	1/4/06	2,453	6
British pounds	700	1,205	1/5/06	1,205	—
Canadian dollars	4,935	4,239	1/4/06	4,246	(7)
Swiss franc	14,839	11,269	1/3/06	11,292	(23)
Total					$(26)

Seligman Portfolios, Inc.
Notes to Financial Statements

9.
Capital Stock Transactions — At December 31, 2005, there were 100,000,000 shares of Capital Stock authorized for each of Capital, Cash Management, Common Stock, Global Technology, International Growth, Investment Grade and Large-Cap Value Portfolios; 150,000,000 for each of Communications and Information and Smaller-Cap Value Portfolios, all at a par value of $0.001 per share. Transactions in shares of Capital Stock were as follows:

	Capital Portfolio
	Class 1		Class 2		Cash Management Portfolio		Common Stock Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004	2005	2004	2005	2004
Sale of shares	50,636	26,469	41,264	95,256	22,528,542	2,741,317	92,731	27,017
Shares issued in payment of dividends	—	—	—	—	301,663	14,307	13,104	10,044
Total	50,636	26,469	41,264	95,256	22,830,205	2,755,624	105,835	37,061
Shares redeemed	(254,499)	(331,842)	(108,619)	(40,129)	(9,504,002)	(4,961,041)	(345,881)	(305,754)
Increase (decrease) in shares	(203,863)	(305,373)	(67,355)	55,127	13,326,203	(2,205,417)	(240,046)	(268,693)

	Communications and Information Portfolio				Global Technology Portfolio
	Class 1		Class 2		Class 1		Class 2
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004	2005	2004	2005	2004
Sale of shares	223,357	254,974	105,675	292,045	26,408	14,711	51,647	83,296
Shares redeemed	(1,388,527)	(1,127,141)	(210,254)	(312,377)	(210,010)	(174,462)	(88,691)	(111,756)
Decrease in shares	(1,165,170)	(872,167)	(104,579)	(20,332)	(183,602)	(159,751)	(37,044)	(28,460)

	International Growth Portfolio		Investment Grade Fixed Income Portfolio		Large-Cap Value Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004	2005	2004
Sale of shares	103,884	45,184	84,888	95,293	135,875	46,921
Shares issued in payment of dividends	—	1,211	19,031	31,714	4,218	6,020
Shares issued in payment of gain distributions	—	—	—	32,801	—	—
Total	103,884	46,395	103,919	159,808	140,093	52,941
Shares redeemed	(117,148)	(97,775)	(174,730)	(330,962)	(197,004)	(139,605)
Decrease in shares	(13,264)	(51,380)	(70,811)	(171,154)	(56,911)	(86,664)

	Smaller-Cap Value Portfolio
	Class 1		Class 2
	Year Ended		Year Ended
	December 31,		December 31,
	2005	2004	2005	2004
Sale of shares	1,005,656	5,300,154	568,414	953,060
Shares issued in payment of dividends	74,443	—	3,524	—
Shares issued in payment of gain distributions	1,210,195	23,247	215,778	2,953
Total	2,290,294	5,323,401	787,716	956,013
Shares redeemed	(4,168,017)	(4,732,076)	(436,623)	(399,001)
Increase (decrease) in shares	(1,877,723)	591,325	351,093	557,012

Seligman Portfolios, Inc.
Notes to Financial Statements

10.
Indemnification — In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would include future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.	Options Written — Transactions in options written during the year ended December 31, 2005, were as follows:

Common Stock Portfolio	Shares Subject to Call/Put	Premiums
Options outstanding, December 31, 2004	—	—
Options written	39,200	$71,193
Options terminated in closing purchase transactions	(2,300)	(4,777)
Options expired	(21,500)	(28,953)
Options exercised	(10,900)	(22,999)
Options outstanding, December 31, 2005	4,500	$14,464

12.
Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was a Portfolio of Seligman Portfolios, Inc.).

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, the Distributor or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

The Manager also in late 2003 reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman mutual funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders

Seligman Portfolios, Inc.
Notes to Financial Statements

as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions.

The results of this internal review also were presented to the Independent Directors. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including the following amounts paid to certain portfolios of Seligman Portfolios, Inc., which have been reported as Payments received from the Manager in the Statement of Changes in Net Assets for the year ended December 31, 2004:

Portfolio	Amount	Portfolio	Amount
Capital	$ 339	Global Technology	$ 977
Common Stock	1,172	Large-Cap Value	744
Communications and Information	9,056	Smaller-Cap Value	4,005

The Manager also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested. In January 2006, the SEC notified Seligman of the completion of its examination in regards to revenue sharing and brokerage commissions, and no further liability is expected to result from this matter.

13.
Liquidation of Certain Portfolios and Redemption of Shares — The Board of the Fund authorized the redemption of all outstanding shares of six portfolios previously offered by the Fund: Frontier Portfolio, Global Growth Portfolio, Global Smaller Companies Portfolio, High-Yield Bond Portfolio, Income and Growth Portfolio and Large-Cap Growth Portfolio (the “Redeeming Portfolios”), and the liquidation of the Redeeming Portfolios in accordance with the Fund’s Articles of Incorporation. The shares of the Redeeming Portfolios were redeemed on May 31, 2005 (the “Redemption Date”). Prior to the Redemption Date, contract holders who had allocated a portion of their investments to a Redeeming Portfolio allocated that portion of their investments to the other Portfolios or other investment options that continued to be offered by the variable insurance program in which they participate. Amounts not allocated to another Portfolio by the Redemption Date were automatically allocated to a money-market fund, including, in some cases, the Fund’s Cash Management Portfolio.

Seligman Portfolios, Inc.
Financial Highlights

The tables below are intended to help you understand the financial performance of each Class of each Portfolio for the periods presented. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total Return” shows the rate that you would have earned (or lost) on an investment in each Portfolio, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any administrative fees or asset-based sales charges that are associated with variable annuity and variable life insurance contracts, and are not annualized for periods of less than one year.

Capital Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$12.25	$11.28	$8.29	$12.37	$24.68
Income (Loss) from Investment Operations:
Net investment loss	(0.06)	(0.05)	(0.03)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	1.59	1.02	3.02	(4.03)	(4.01)
Total from Investment Operations	1.53	0.97	2.99	(4.08)	(4.07)
Less Distributions:
Dividends from net investment income	—	—	—	—	(0.02)
Distributions from net realized capital gain	—	—	—	—	(8.22)
Total Distributions	—	—	—	—	(8.24)
Net Asset Value, End of Year	$13.78	$12.25	$11.28	$8.29	$12.37
Total Return	12.49%	8.60%	36.07%	(32.98)%	(15.97)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$8,235	$9,821	$12,486	$11,833	$24,349
Ratio of expenses to average net assets	1.03%	0.92%	0.82%	0.80%	0.61%
Ratio of net investment loss to average net assets	(0.50)%	(0.46)%	(0.33)%	(0.47)%	(0.31)%
Portfolio turnover rate	173.99%	213.08%	140.59%	129.07%	215.16%
Without expense reimbursement:ø
Ratio of expenses to average net assets			0.96%	0.81%	0.70%
Ratio of net investment loss to average net assets			(0.47)%	(0.48)%	(0.39)%
_____________
ø The Manager, at its discretion, reimbursed expenses for certain years presented.
See Notes to Financial Statements.

Seligman Portfolios, Inc.
Financial Highlights

Capital Portfolio (continued)

CLASS 2
	Year Ended December 31,
Per Share Data:	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$12.13	$11.20	$8.25	$12.34	$24.68
Income (Loss) from Investment Operations:
Net investment loss	(0.09)	(0.08)	(0.05)	(0.07)	(0.11)
Net realized and unrealized gain (loss) on investments	1.57	1.01	3.00	(4.02)	(4.01)
Total from Investment Operations	1.48	0.93	2.95	(4.09)	(4.12)
Less Distributions:
Distribution from net realized capital gain	—	—	—	—	(8.22)
Total Distributions	—	—	—	—	(8.22)
Net Asset Value, End of Year	$13.61	$12.13	$11.20	$8.25	$12.34
Total Return	12.20%	8.30%	35.76%	(33.14)%	(16.18)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$5,125	$5,385	$4,353	$2,891	$3,792
Ratio of expenses to average net assets	1.28%	1.17%	1.07%	1.05%	0.85%
Ratio of net investment loss to average net assets	(0.75)%	(0.71)%	(0.58)%	(0.72)%	(0.55)%
Portfolio turnover rate	173.99%	213.08%	140.59%	129.07%	215.16%
Without expense reimbursement:ø
Ratio of expenses to average net assets			1.21%	1.06%	0.94%
Ratio of net investment loss to average net assets			(0.72)%	(0.73)%	(0.63)%

Cash Management Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from Investment Operations:
Net investment income	0.024	0.006	0.004	0.010	0.038
Total from Investment Operations	0.024	0.006	0.004	0.010	0.038
Less Distributions:
Dividends from net investment income	(0.024)	(0.006)	(0.004)	(0.010)	(0.038)
Total Distributions	(0.024)	(0.006)	(0.004)	(0.010)	(0.038)
Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	2.41%	0.62%	0.38%	1.00%	3.88%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$15,154	$1,828	$4,034	$7,870	$12,211
Ratio of expenses to average net assets	0.70%	0.70%	0.70%	0.69%	0.07%
Ratio of net investment income to average net assets	2.71%	0.56%	0.39%	0.98%	3.82%
Without management fee waiver
and/or expense reimbursement:ø
Ratio of expenses to average net assets	0.73%	1.14%	0.83%		0.72%
Ratio of net investment income to average net assets	2.68%	0.12%	0.26%		3.17%
_____________
ø The Manager, at its discretion, waived management fees and/or reimbursed expenses for certain years presented.
See Notes to Financial Statements.

Seligman Portfolios, Inc.
Financial Highlights

Common Stock Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$10.84	$9.72	$7.80	$10.84	$14.23
Income (Loss) from Investment Operations:
Net investment income	0.10	0.13	0.08	0.08	0.08
Net realized and unrealized gain (loss) on investments	0.12	1.10	1.97	(3.02)	(1.85)
Total from Investment Operations	0.22	1.23	2.05	(2.94)	(1.77)
Less Distributions:
Dividends from net investment income	(0.19)	(0.11)	(0.13)	(0.10)	(0.15)
Distributions from net realized capital gain	—	—	—	—	(1.47)
Total Distributions	(0.19)	(0.11)	(0.13)	(0.10)	(1.62)
Net Asset Value, End of Year	$10.87	$10.84	$9.72	$7.80	$10.84
Total Return	2.03%	12.65%	26.30%	(27.16)%	(12.24)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$8,219	$10,792	$12,297	$12,931	$23,756
Ratio of expenses to average net assets	0.86%	0.69%	0.73%	0.60%	0.59%
Ratio of net investment income to average net assets	0.95%	1.30%	0.92%	0.88%	0.59%
Portfolio turnover rate	70.36%	42.68%	127.26%	131.95%	64.45%

__________
See Notes to Financial Statements.

Seligman Portfolios, Inc.
Financial Highlights

Communications and Information Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$12.92	$11.62	$8.05	$12.59	$14.82
Income (Loss) from Investment Operations:
Net investment loss	(0.10)	(0.02)	(0.07)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.11	1.32	3.64	(4.47)	0.80
Total from Investment Operations	1.01	1.30	3.57	(4.54)	0.73
Less Distributions:
Distributions from net realized capital gain	—	—	—	—	(2.96)
Total Distributions	—	—	—	—	(2.96)
Net Asset Value, End of Year	$13.93	$12.92	$11.62	$8.05	$12.59
Total Return	7.82%	11.19%	44.35%	(36.06)%	5.34%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$47,010	$58,646	$62,903	$53,769	$113,424
Ratio of expenses to average net assets	1.10%	1.00%	1.01%	0.98%	0.93%
Ratio of net investment loss to average net assets	(0.77)%	(0.15)%	(0.78)%	(0.76)%	(0.45)%
Portfolio turnover rate	133.04%	127.69%	105.53%	91.37%	130.94%

CLASS 2
	Year Ended December 31,
Per Share Data:	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$12.76	$11.51	$7.99	$12.53	$14.80
Income (Loss) from Investment Operations:
Net investment loss	(0.13)	(0.05)	(0.10)	(0.10)	(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.09	1.30	3.62	(4.44)	0.80
Total from Investment Operations	0.96	1.25	3.52	(4.54)	0.69
Less Distributions:
Distribution from net realized capital gain	—	—	—	—	(2.96)
Total Distributions	—	—	—	—	(2.96)
Net Asset Value, End of Year	$13.72	$12.76	$11.51	$7.99	$12.53
Total Return	7.52%	10.86%	44.06%	(36.23)%	5.08%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$11,733	$12,243	$11,280	$7,544	$16,537
Ratio of expenses to average net assets	1.35%	1.25%	1.26%	1.23%	1.18%
Ratio of net investment loss to average net assets	(1.02)%	(0.40)%	(1.03)%	(1.01)%	(0.70)%
Portfolio turnover rate	133.04%	127.69%	105.53%	91.37%	130.94%
_____________
See Notes to Financial Statements.

Seligman Portfolios, Inc.
Financial Highlights

Global Technology Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$12.54	$12.06	$8.86	$12.96	$20.14
Income (Loss) from Investment Operations:
Net investment loss	(0.19)	(0.13)	(0.11)	(0.11)	(0.14)
Net realized and unrealized gain (loss) on investments	1.40	0.51	2.98	(4.32)	(4.06)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.19)	0.10	0.33	0.33	(0.25)
Total from Investment Operations	1.02	0.48	3.20	(4.10)	(4.45)
Less Distributions:
Distributions from net realized capital gain	—	—	—	—	(2.73)
Total Distributions	—	—	—	—	(2.73)
Net Asset Value, End of Year	$13.56	$12.54	$12.06	$8.86	$12.96
Total Return	8.13%	3.98%	36.12%	(31.64)%	(22.05)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$6,641	$8,446	$10,047	$9,361	$18,533
Ratio of expenses to average net assets	1.90%	1.90%	1.61%	1.40%	1.40%
Ratio of net investment loss to average net assets	(1.53)%	(1.10)%	(1.14)%	(1.06)%	(0.87)%
Portfolio turnover rate	155.29%	146.96%	188.00%	144.18%	160.75%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.49%	2.39%	2.39%	1.80%	1.61%
Ratio of net investment loss to average net assets	(2.12)%	(1.59)%	(1.92)%	(1.46)%	(1.08)%

CLASS 2
	Year Ended December 31,
Per Share Data:	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$12.46	$12.00	$8.82	$12.93	$20.14
Income (Loss) from Investment Operations:
Net investment loss	(0.21)	(0.15)	(0.13)	(0.13)	(0.17)
Net realized and unrealized gain (loss) on investments	1.39	0.51	2.98	(4.31)	(4.06)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.19)	0.10	0.33	0.33	(0.25)
Total from Investment Operations	0.99	0.46	3.18	(4.11)	(4.48)
Less Distributions:
Distributions from net realized capital gain	—	—	—	—	(2.73)
Total Distributions	—	—	—	—	(2.73)
Net Asset Value, End of Year	$13.45	$12.46	$12.00	$8.82	$12.93
Total Return	7.95%	3.83%	36.05%	(31.79)%	(22.20)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$1,888	$2,210	$2,470	$1,598	$3,219
Ratio of expenses to average net assets	2.05%	2.05%	1.76%	1.55%	1.54%
Ratio of net investment loss to average net assets	(1.68)%	(1.25)%	(1.29)%	(1.21)%	(1.02)%
Portfolio turnover rate	155.29%	146.96%	188.00%	144.18%	160.75%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.64%	2.54%	2.54%	1.95%	1.75%
Ratio of net investment loss to average net assets	(2.27)%	(1.74)%	(2.07)%	(1.61)%	(1.23)%

__________
ø The Manager, at its discretion, reimbursed expenses.
See Notes to Financial Statements.

Seligman Portfolios, Inc.
Financial Highlights

International Growth Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$11.10	$8.97	$6.72	$8.05	$10.65
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.03)	(0.04)	0.05	0.04	0.03
Net realized and unrealized gain (loss) on investments	1.53	1.79	1.41	(2.13)	(2.43)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.94)	0.42	0.79	0.76	(0.20)
Total from Investment Operations	0.56	2.17	2.25	(1.33)	(2.60)
Less Distributions:
Dividends from net investment income	—	(0.04)	—	—	—
Distributions from net realized capital gain	—	—	—	—	—
Total Distributions	—	(0.04)	—	—	—
Net Asset Value, End of Year	$11.66	$11.10	$8.97	$6.72	$8.05
Total Return	5.04%	24.19%	33.48%	(16.52)%	(24.41)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$3,783	$3,749	$3,490	$3,315	$4,793
Ratio of expenses to average net assets	2.00%	2.00%	1.64%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets	(0.24)%	(0.40)%	0.67%	0.49%	0.34%
Portfolio turnover rate	189.00%	213.83%	285.08%	183.86%	199.09%
Without expense reimbursement:ø
Ratio of expenses to average net assets	5.05%	4.08%	3.45%	1.96%	1.80%
Ratio of net investment loss to average net assets	(3.29)%	(2.48)%	(1.14)%	(0.07)%	(0.06)%
_____________
ø The Manager, at its discretion, reimbursed expenses.
See Notes to Financial Statements.

Seligman Portfolios, Inc.
Financial Highlights

Investment Grade Fixed Income Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$9.27	$10.85	$10.80	$10.25	$10.22
Income (Loss) from Investment Operations:
Net investment income	0.34	0.34	0.34	0.42	0.57
Net realized and unrealized gain (loss) on investments	(0.26)	(0.07)	0.17	0.58	(0.01)
Total from Investment Operations	0.08	0.27	0.51	1.00	0.56
Less Distributions:
Dividends from net investment income	(0.55)	(0.91)	(0.46)	(0.45)	(0.53)
Distributions from net realized capital gain	—	(0.94)	—	—	—
Total Distributions	(0.55)	(1.85)	(0.46)	(0.45)	(0.53)
Net Asset Value, End of Year	$8.80	$9.27	$10.85	$10.80	$10.25
Total Return	0.95%	2.41%	4.72%	9.83%	5.52%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$2,758	$3,561	$6,025	$9,067	$7,103
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.82%	0.63%
Ratio of net investment income to average net assets	3.67%	3.13%	3.08%	3.94%	5.35%
Portfolio turnover rate	596.99%	184.46%	445.98%	291.98%	146.08%
Without expense reimbursement:ø
Ratio of expenses to average net assets	1.70%	1.11%	0.91%		0.76%
Ratio of net investment income to average net assets	2.82%	2.87%	3.02%		5.22%
__________
ø The Manager, at its discretion, reimbursed expenses for certain years presented.
See Notes to Financial Statements.

Seligman Portfolios, Inc.
Financial Highlights

Large-Cap Value Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$10.65	$9.27	$7.02	$10.46	$11.59
Income (Loss) from Investment Operations:
Net investment income	0.07	0.09	0.11	0.10	0.09
Net realized and unrealized gain (loss) on investments	1.06	1.41	2.27	(3.43)	(1.06)
Total from Investment Operations	1.13	1.50	2.38	(3.33)	(0.97)
Less Distributions:
Dividends from net investment income	(0.11)	(0.12)	(0.13)	(0.11)	(0.11)
Distributions from net realized capital gain	—	—	—	—	(0.05)
Total Distributions	(0.11)	(0.12)	(0.13)	(0.11)	(0.16)
Net Asset Value, End of Year	$11.67	$10.65	$9.27	$7.02	$10.46
Total Return	10.63%	16.25%	33.91%	(31.90)%	(8.28)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$5,190	$5,342	$5,456	$4,692	$7,708
Ratio of expenses to average net assets	1.34%	1.26%	1.18%	1.16%	0.83%
Ratio of net investment income to average net assets	0.65%	0.89%	1.34%	1.12%	1.13%
Portfolio turnover rate	27.35%	15.09%	16.60%	21.83%	28.17%
Without expense reimbursement:ø
Ratio of expenses to average net assets			1.29%		1.10%
Ratio of net investment income to average net assets			1.23%		0.86%
_____________
ø The Manager, at its discretion, reimbursed expenses for certain years presented.
See Notes to Financial Statements.

Seligman Portfolios, Inc.
Financial Highlights

Smaller-Cap Value Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$19.40	$16.20	$10.87	$13.04	$10.58
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.07)	0.08	(0.05)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.71)	3.15	5.48	(1.94)	2.52
Total from Investment Operations	(0.78)	3.23	5.43	(2.00)	2.49
Less Distributions:
Dividends from net investment income	(0.11)	—	—	—	—
Distributions from net realized capital gain	(1.84)	(0.03)	(0.10)	(0.17)	(0.03)
Total Distributions	(1.95)	(0.03)	(0.10)	(0.17)	(0.03)
Net Asset Value, End of Year	$16.67	$19.40	$16.20	$10.87	$13.04
Total Return	(3.98)%	19.95%	49.94%	(15.37)%	23.52%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$199,357	$268,410	$214,525	$103,770	$100,090
Ratio of expenses to average net assets	1.14%	1.14%	1.16%	1.18%	1.19%
Ratio of net investment income (loss) to
average net assets	(0.37)%	0.47%	(0.42)%	(0.51)%	(0.29)%
Portfolio turnover rate	23.01%	45.24%	18.31%	56.74%	29.99%
Without expense reimbursement:ø
Ratio of expenses to average net assets					1.22%
Ratio of net investment loss to average net assets					(0.32)%

CLASS 2
	Year Ended December 31,				5/1/01* to
Per Share Data:	2005	2004	2003	2002	12/31/01
Net Asset Value, Beginning of Period	$19.26	$16.13	$10.85	$13.04	$10.78
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.10)	0.05	(0.08)	(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.70)	3.11	5.46	(1.94)	2.32
Total from Investment Operations	(0.80)	3.16	5.38	(2.02)	2.29
Less Distributions:
Dividends from net investment income	(0.03)	—	—	—	—
Distributions from net realized capital gain	(1.84)	(0.03)	(0.10)	(0.17)	(0.03)
Total Distributions	(1.87)	(0.03)	(0.10)	(0.17)	(0.03)
Net Asset Value, End of Period	$16.59	$19.26	$16.13	$10.85	$13.04
Total Return	(4.13)%	19.60%	49.57%	(15.52)%	21.23%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$35,604	$34,582	$19,978	$8,554	$5,178
Ratio of expenses to average net assets	1.33%	1.33%	1.35%	1.37%	1.39%†
Ratio of net investment income (loss) to average net assets	(0.56)%	0.28%	(0.61)%	(0.70)%	(0.46)%†
Portfolio turnover rate	23.01%	45.24%	18.31%	56.74%	29.99%††
Without expense reimbursement:ø
Ratio of expenses to average net assets					1.41%†
Ratio of net investment loss to average net assets					(0.48)%†
__________
*	Commencement of offering of shares.
†	Annualized.
††	For the year ended December 31, 2001.
ø	The Manager, at its discretion, reimbursed expenses for the period presented.
See Notes to Financial Statements.

Seligman Portfolios, Inc.
Report of Ernst & Young LLP, Independent
Registered Public Accounting Firm

The Directors and Shareholders,
Seligman Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Portfolios, Inc. (comprising respectively, the Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman International Growth Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Large-Cap Value Portfolio, and Seligman Smaller-Cap Value Portfolio, and collectively referred to as the “Fund”) as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Seligman Portfolios, Inc. at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 17, 2006

Seligman Portfolios, Inc.
Matters Relating to the Directors’ Consideration of the
Continuance of the Management Agreement

[In this disclosure, the term “Portfolios” refers to the Seligman Capital Portfolio, the Seligman Cash Management Portfolio, the Seligman Common Stock Portfolio, the Seligman Communications and Information Portfolio, the Seligman Global Technology Portfolio, the Seligman International Growth Portfolio, the Seligman Investment Grade Fixed Income Portfolio, the Seligman Large-Cap Value Portfolio and the Seligman Smaller-Cap Value Portfolio.]

The directors of the Portfolios unanimously approved the continuances of the Management Agreements between the Portfolios and the Manager at a meeting held on November 17, 2005, and, in the case of the Seligman International Growth Portfolio (the “Subadvised Portfolio”), which is sub-advised by Wellington Management Company, LLP (“Subadviser” or “Wellington”), the continuance of the Subadvisory Agreement between the Manager and Subadviser.

In preparation for the meeting, experienced counsel who are independent of the Manager had discussed with the Manager the continuances and nature of materials to be provided to the directors, the directors had requested and evaluated extensive materials from the Manager and, where relevant, the Subadviser, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. (“Lipper”). Prior to voting, the directors reviewed the proposed continuances of the Management Agreements and the Subadvisory Agreement with the Manager, with representatives of the Subadviser and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuances. The independent directors also discussed the proposed continuances in a private session with counsel at which no representatives of the Manager or the Subadviser were present.

In reaching their determination with respect to the continuance of the Management Agreements with respect to each Portfolio and the Subadvisory Agreement with respect to the Subadvised Portfolio, the directors considered their knowledge of the nature and quality of the services provided by the Manager and Subadviser, as applicable, to the Portfolios gained from their experience as directors and/or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s and Subadviser's integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they review extensive materials and information presented by the Manager and the Subadviser and receive presentations from the Manager on the investment results of those funds in the Seligman Group of Funds of which a corresponding Portfolio is a “clone” (each such fund, a “Corresponding Fund”).

The directors also considered all other factors they believed relevant, including the following:

1.	the nature, extent and quality of investment and administrative services rendered by the Manager and, where applicable, the Subadviser;
2.	payments received by the Manager and, where applicable, the Subadviser from all sources in respect of each Portfolio and all investment companies in the Seligman Group of Funds;
3.
the costs borne by, and profitability of, the Manager and its affiliates in providing services to each Portfolio and to all investment companies in the Seligman Group of Funds, and, where relevant, financial and profitability information provided by the Subadviser;

4.	comparative fee and expense data for each Portfolio and other investment companies with similar investment objectives;
5.	the extent to which economies of scale would be realized as the Portfolios grow and whether the fee levels reflect any economies of scale for the benefit of investors;
6.
the Manager’s and, where relevant, the Subadviser’s practices regarding allocation of portfolio transactions of the Portfolios, including the extent to which the Manager and the Subadviser benefit from soft dollar arrangements;

7.	information about “revenue sharing” arrangements that the Manager enters into in respect of the Portfolios;
8.	portfolio turnover rates of each Portfolio compared to other investment companies with similar investment objectives;
9.	fall-out benefits which the Manager and its affiliates and the Subadviser and its affiliates receive from their relationships to the Portfolios;
10.	information about fees charged by the Manager and, where relevant, the Subadviser to other clients with similar investment objectives;
11.	the professional experience and qualifications of each portfolio management team and other senior personnel of the Manager and the Subadviser; and
12.	the terms of the Management Agreements and the Subadvisory Agreement.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors. The directors evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of each Portfolio.

The directors determined that the overall arrangements between each Portfolio and the Manager, as provided in the Management Agreements, and, with respect to the Subadvised Portfolio, between the Manager and the Subadviser, as provided in the Subadvisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

Seligman Portfolios, Inc.
Matters Relating to the Directors’ Consideration of the
Continuance of the Management Agreement

The material factors and conclusions that formed the basis for the directors’ reaching their determinations to approve the continuances of the Management Agreements and the Subadvisory Agreement (including their determinations that the Manager should continue to be the investment adviser for each Portfolio, that the Subadviser should continue to be the subadviser for the Subadvised Portfolio, and that the fees payable to the Manager and to the Subadviser pursuant to the Management Agreements and the Subadvisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Manager and the Subadviser

The directors noted that, under the Management Agreements, the Manager, subject to the control of the directors, administers each Portfolio’s business and other affairs. For each Portfolio other than the Subadvised Portfolio, the Manager manages the investment of the assets of that Portfolio, including making purchases and sales of portfolio securities consistent with each Portfolio’s investment objective and policies. The Management Agreement for the Subadvised Portfolio provides that the Manager will enter into a Subadvisory Agreement with the Subadviser pursuant to which that Subadviser will provide such investment management services; that the Manager will continue to have responsibility for investment management services provided under the Subadvisory Agreement; and that, in the event the Subadviser ceases to provide services to the Subadvised Portfolio, the services will be provided by the Manager or, subject to necessary approvals, by another firm selected by the directors. Under the Management Agreements in respect of each Portfolio, the Manager also provides the Portfolios with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolios) and executive and other personnel as are necessary for Portfolio operations. The Manager pays all of the compensation of directors of the Portfolios who are employees or consultants of the Manager and of the officers and employees of the Portfolios, including the Portfolios’ chief compliance officer.

The directors also noted that, pursuant to the Subadvisory Agreement, the Subadviser, subject to the control of the directors and in accordance with the objectives, policies and strategies of the Subadvised Portfolio set forth in its Prospectus and Statement of Additional Information and applicable law, and in conjunction with and under the supervision of the Manager, furnishes the Manager and the Subadvised Portfolio with such investment advice, research and assistance as the Manager or the Subadvised Portfolio shall from time to time reasonably request. In this regard, it is the responsibility of the Subadviser (i) to participate in the development of a Subadvised Portfolio’s overall investment strategy and in the determination of investment allocations; (ii) to provide investment advice and research to the Subadvised Portfolio with respect to existing and potential investments in securities, including company visits and meetings with management; (iii) to determine securities and other assets for investment; (iv) to select brokers and dealers; (v) to cause the execution of trades; and (vi) unless otherwise agreed to by the Manager, to vote proxies solicited by or with respect to issuers of securities in which assets of the Subadvised Portfolio may be invested from time to time.

The directors considered the scope and quality of services provided by the Manager under the Management Agreements and by the Subadviser under the Subadvisory Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, each of the Manager and the Subadviser is responsible for maintaining and monitoring its own and, to varying degrees, a Portfolio’s compliance programs, and these compliance programs have recently been refined and enhanced in light of recently adopted regulatory requirements. The directors considered the quality of the investment research capabilities of the Manager and the Subadviser and the other resources they have dedicated to performing services for the Portfolios. At prior meetings the directors had also considered the Manager’s and Subadviser's practices with respect to the selection of brokers and dealers to effect portfolio transactions, including their duty to seek best execution and information about the levels of commissions paid by each Portfolio that invests in equity securities. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Portfolios’ other service providers (including, in the case of the Subadvised Portfolio, the Subadviser), also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to each of the Portfolios under the Management Agreements and to the Subadvised Portfolio under the Subadvisory Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. At this meeting, the Manager and its counsel and the directors’ special counsel also addressed, among other matters: the action brought by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; the ex parte application filed by the Attorney General to seek further discovery and appoint a special referee to supervise the Attorney General’s investigation relating to market timing; and the indication by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors Inc. relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other experienced counsel independent of the Manager, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Portfolios.

The directors also considered information provided by the Subadviser about certain regulatory matters affecting it and concluded that they retained confidence in the Subadviser's integrity and ability to provide subadvisory services to the Subadvised Portfolio.

Costs of Services Provided and Profitability to the Manager and Subadviser

At the request of the directors, the Manager provided information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information for 2004 and 2005 (through September 30) and estimates for full-year 2005. The information considered by the directors included operating profit margin information for the Manager’s investment company business alone (i.e., excluding results of its other businesses) and on a consolidated basis. The directors also reviewed the Manager’s profitability data and

Seligman Portfolios, Inc.
Matters Relating to the Directors’ Consideration of the
Continuance of the Management Agreement

estimated profitability data for each Portfolio. The directors reviewed with the Manager’s chief financial officer the assumptions and methods of allocation used by the Manager in preparing the portfolio-specific profitability data. The Manager stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager (and similarly the Subadviser) where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

The Subadviser provided the directors with its financial statements for 2004, information concerning overall profitability data for its entire operations for 2004 and information about its revenues attributable to the Subadvised Portfolio in 2004. The Manager separately provided information about fees paid by the Subadvised Portfolio to the Subadviser in 2004 and on an estimated basis in 2005. The directors reviewed and discussed the Subadviser’s profitability data.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s and Subadviser’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Portfolios. The directors focused on profitability of the Manager’s relationships with the Portfolios before taxes and distribution expenses. In the case of the Subadviser, the directors reviewed a pro forma statement of partnership income itemizing revenues from the Subadvised Portfolio. The directors recognized that the Manager and the Subadviser should, in the abstract, be entitled to earn a reasonable level of profits for the services each provides to the Portfolios and, based on their review, concluded that they were satisfied that the Manager’s and Subadviser’s level of profitability from their relationships with the Portfolios was not excessive.

Fall-Out Benefits

The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities. The Manager assured the directors that it was closely monitoring the SEC’s recently issued proposed interpretive guidance on the use of soft dollars by investment advisers and that it would modify its current arrangements as necessary to comply with the SEC’s final guidelines.

The directors received and reviewed information concerning the Manager’s soft dollar arrangements, which included a description of the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services, fund-by-fund data for the twelve months ended September 30, 2005 on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Manager as of September 30, 2005. The directors recognized that the Subadviser also has benefited from soft dollar arrangements using portfolio brokerage of the Subadvised Portfolio. The Subadviser provided information about its soft dollar practices, including a list of brokers with whom trades for the Subadvised Portfolio were executed for the twelve months ended September 30, 2005, indicating the amount of commissions paid to each broker in recognition of third party soft dollar research and brokerage services.

The directors recognized that the Manager’s and the Subadviser’s profitability would be somewhat lower if they did not receive research and brokerage services for soft dollars. The directors noted that the Manager and the Subadviser each derive reputational and other benefits from their association with the Portfolios.

Investment Results

The Manager reminded the directors that each Portfolio is a “clone” of its Corresponding Fund and as a result the investment performance of a Portfolio and its Corresponding Fund closely track each other, although investment results may differ slightly between them due to minor variations in the portfolio holdings and differences in the expense ratios. In addition to the information received by the directors for the meeting, the directors receive detailed performance information for each Corresponding Fund at each regular Board meeting during the year. Consistent with prior practice, the directors evaluated the investment performance of each Portfolio when they evaluated the investment performance of its Corresponding Fund. The directors also reviewed information comparing the relative performance of each Portfolio with its Corresponding Fund over the one-, three-, five- and, where applicable, ten-year periods ended September 30, 2005, and they noted that the performance closely corresponded in each period reviewed.

Seligman Capital Portfolio. The directors reviewed information showing performance of the Seligman Capital Fund (the “Capital Fund”), the Corresponding Fund for the Seligman Capital Portfolio, compared to other funds in the Lipper Mid-Cap Funds Average over the one-, three-, five-, and ten-year periods ended September 30, 2005 and compared to the Russell Midcap Growth Index and a group of 11 competitor funds selected by the Manager over annualized rolling three- and five-year periods ended September 30, 2005, for each calendar year in the 2000-to-2004 period, and for the first nine months of 2005. The comparative information showed that the Capital Fund showed some improvement in its Lipper ranking in the one- and three-year periods ending September 30, 2005, with performance in the one-year period slightly under the Lipper category median. They noted that the Capital Fund’s performance was substantially below the median over the five-year period. The directors noted that, for the first nine months of 2005, the Capital Fund’s results were above each of the Lipper average, the index and the competitor average, although the Capital Fund’s results had been below the Lipper average, the index and the competitor average in each of 2002, 2003 and 2004. Taking into account these comparisons and the other factors considered, the directors concluded that the Seligman Capital Portfolio’s investment results over time had been satisfactory.

Seligman Portfolios, Inc.
Matters Relating to the Directors’ Consideration of the
Continuance of the Management Agreement

Seligman Cash Management Portfolio. The directors considered the twelve-month trailing average yield of the Seligman Cash Management Fund (the “Cash Management Fund”), the Corresponding Fund for the Seligman Cash Management Portfolio, as compared to an average of money market funds prepared by iMoneyNet, Inc. (formerly IBC Financial Data) for the period from 1998 through September 30, 2005. The comparative information showed that the Cash Management Fund’s returns had consistently been below the iMoneyNet index by varying, but relatively small, amounts, and that the gap had narrowed appreciably in 2005 as yields increased. The Manager explained that the Cash Management Fund and the Portfolio are managed conservatively, and that their average portfolio quality is higher than that of many other money market funds, which tends to reduce their investment returns. The directors also noted that the Manager has voluntarily agreed to reimburse the Portfolio to the extent certain of its expenses exceed 0.30% per annum and that the Portfolio had successfully maintained a stable net asset value of one dollar at all times. Taking into account these comparisons and the other factors considered, the directors concluded that the Seligman Cash Management Portfolio’s investment results over time had been satisfactory.

Seligman Common Stock Portfolio. The directors reviewed information showing performance of the Seligman Common Stock Fund (the “Common Stock Fund”), the Corresponding Fund for the Seligman Common Stock Portfolio, compared to other funds in the Lipper Large-Cap Core Funds Average over the one-, three-, five-, and ten-year periods ended September 30, 2005, and compared to the Standard & Poor’s 500 Index and a group of nine competitor funds selected by the Manager over annualized rolling three- and five-year periods ended September 30, 2005, for each calendar year in the 2000-to-2004 period, and for the first nine months of 2005. The Manager reminded the directors that the Common Stock Fund’s portfolio manager had changed in 2004. The comparative information showed that the Common Stock Fund results were below the Lipper average, the index and the competitor average for the first nine months of 2005 after having exceeded each benchmark in 2004. In the annualized rolling three- and five-year periods ended September 30, 2005, the Common Stock Fund’s results were below each of the benchmarks. The Manager explained the steps that the Common Stock Fund’s portfolio manager was taking to seek to improve the Common Stock Fund’s performance. The Manager added that it retained a high level of confidence in the portfolio manager’s abilities. Taking into account these comparisons and the other factors considered, including the Manager’s efforts to address the directors’ concerns about Common Stock Fund’s long-term investment results, the directors concluded that the Seligman Common Stock Portfolio’s investment results over time had been acceptable.

Seligman Communications and Information Portfolio. The directors reviewed information showing performance of the Seligman Communications and Information Fund (the “C & I Fund”), the Corresponding Fund for the Seligman Communications and Information Portfolio, compared to other funds in the Lipper Science & Technology Funds Average over the one-, three-, five-, and ten-year periods ended September 30, 2005, and compared to the Goldman Sachs Technology Indexes and a group of 18 competitor funds selected by the Manager over annualized rolling 3- and 5-year periods ended September 30, 2005, for each calendar year in the 2000-to-2004 period, and for the first nine months of 2005. The comparative information showed that the C & I Fund had performed significantly above each of these benchmarks in the annualized rolling five-year period ended September 30, 2005, in each of 2001, 2002, 2004 and during the nine months ended September 30, 2005, although it had fallen below these benchmarks, in some cases substantially, in 2000 and 2003. Taking into account these comparisons and the other factors considered, the directors concluded that the Seligman Communications and Information Portfolio’s investment results over time had been highly satisfactory.

Seligman Global Technology Portfolio. The directors reviewed information showing performance of the Seligman Global Technology Fund (the “Global Technology Fund”), the Corresponding Fund for the Seligman Global Technology Portfolio, compared to other funds in the Lipper Science and Technology Funds Average over the one-, three-, five-, and ten-year periods ended September 30, 2005, and compared to the Morgan Stanley Capital International World Information Technology (Gross) Index (the “MSCI WIT Index”) and a group of eight competitor funds selected by the Manager over annualized rolling three- and five-year periods ended September 30, 2005, for each calendar year in the 2000-to-2004 period, and for the first nine months of 2005. The comparative information showed that the Global Technology Fund’s investment results were above the Lipper average, the MSCI WIT Index and the competitor average in all periods presented except calendar 2003, when the Global Technology Fund’s results, although substantial and positive, were significantly below each benchmark. The directors also noted that the Global Technology Fund’s Lipper ranking was in the top quartile for one- and five-year periods ended September 30, 2005 and was above median for the ten-year period then ended, although its ranking in the three-year period was below the median due to the Global Technology Fund’s results in 2003. Based upon their review, the directors concluded that the Seligman Global Technology Portfolio’s investment performance was highly satisfactory.

Seligman International Growth Portfolio. The directors reviewed information showing performance of the Seligman International Growth Fund (the “International Growth Fund”), the Corresponding Fund for the Seligman International Growth Portfolio, compared to other funds in the Lipper International Funds Average over the one-, three-, five-, and ten-year periods ended September 30, 2005, and compared to the Morgan Stanley Capital International Europe, Asia and Far East (Gross) Index (the “MSCI EAFE Index”) and a group of nine competitor funds selected by the Manager over annualized rolling three- and five-year periods ended September 30, 2005, for each calendar year in the 2000-to-2004 period, and for the first nine months of 2005. The Manager reminded the directors that Wellington had assumed portfolio management responsibilities for both the International Growth Fund and Seligman International Growth Portfolio in September 2003. The comparative information showed that the International Growth Fund’s results had been above the MSCI EAFE Index, the competitor average and the Lipper average in 2004, but that the International Growth Fund lagged each of those benchmarks by substantial amounts for the first nine months of 2005. The comparative information also showed that the International Growth Fund’s results had consistently been below the Lipper average, the MSCI EAFE Index and the competitor average in periods prior to 2004. The directors also noted that the International Growth Fund fell in the last quartile of Lipper rankings for the one-, three-, five- and ten-year periods ended September 30, 2005. The Manager stated that for periods prior to 2004 the Manager believed it was appropriate to consider the favorable historical results achieved by Wellington in the International Growth Fund’s asset class, which had been an important factor in selecting Wellington as the International Growth Fund’s and the Portfolio's Subadviser. He explained that, in light of this record, the

Seligman Portfolios, Inc.
Matters Relating to the Directors’ Consideration of the
Continuance of the Management Agreement

Manager viewed the results for the most recent nine-month period as a source of concern but not as an indication of any fundamental flaw in Wellington’s investment process. The directors concluded that they continued to have confidence in Wellington’s ability to manage the Seligman International Growth Portfolio.

Seligman Investment Grade Fixed Income Portfolio. The directors reviewed information showing performance of the Seligman Investment Grade Fixed Income Fund (the “IGFI Fund”), the Corresponding Fund for the Seligman Investment Grade Fixed Income Portfolio, compared to other funds in the Lipper Corporate Debt Funds BBB-Rated Average over the one- and three-year periods ended September 30, 2005, and compared to the Lehman Brothers Government/Credit Index and a group of ten competitor funds selected by the Manager over an annualized rolling three-year period ended September 30, 2005, for each calendar year in the 2002-to-2004 period, and for the first nine months of 2005, as applicable. The comparative information showed that the IGFI Fund’s investment results were below the Lipper average, the index and the competitor average over all periods except 2002 (the first full year of operations for the IGFI Fund), and that its Lipper ranking was in the last quartile for the one- and three-year periods ended September 30, 2005. The Manager acknowledged the directors’ concerns about the IGFI Fund’s relative performance, reiterated the Manager’s commitment to enhancing its investment capabilities with a view to improving the IGFI Fund’s results, and reviewed with the directors various options under consideration by the Manager. The directors concluded that they were satisfied that the Manager was addressing their concerns and retained confidence in the Manager’s capabilities to manage the Seligman Investment Grade Fixed Income Portfolio.

Seligman Large-Cap Value Portfolio. The directors reviewed information showing performance of the Seligman Large-Cap Value Fund (the “Large-Cap Fund”), the Corresponding Fund for the Seligman Large-Cap Value Portfolio, compared to other funds in the Lipper Large-Cap Value Funds Average over the one-, three-, five-, and ten-year periods ended September 30, 2005, and compared to the S&P 500/ Barra Value Index and a group of 11 competitor funds selected by the Manager over annualized rolling three- and five-year periods ended September 30, 2005, for each calendar year in the 2000-to-2004 period, and for the first nine months of 2005, as applicable. The comparative information showed that the Large-Cap Fund’s results were above the Lipper average, the index and the competitor average in 2003 and 2004 and continued to show strong relative performance in the first nine months of 2005, after having lagged its benchmarks substantially in 2002. The directors also noted that the Large-Cap Fund’s Lipper performance ranking was in the top quartile for the one- and three-year periods and was above median in the five-year period. Based upon their review, the directors concluded that the Seligman Large-Cap Value Portfolio’s relative investment performance over time had been highly satisfactory.

Seligman Smaller-Cap Value Portfolio. The directors reviewed information showing performance of the Seligman Smaller-Cap Value Fund (the “Smaller-Cap Fund”), the Corresponding Fund for the Seligman Smaller-Cap Value Portfolio, compared to other funds in the Lipper Small-Cap Value Funds Average over the one-, three-, five-, and ten-year periods ended September 30, 2005, and compared to the Russell 2000 Value Index and a group of nine competitor funds selected by the Manager over an annualized rolling three- and five-year period ended September 30, 2005, for each calendar year in the 2000-to-2004 period, and for the first nine months of 2005, as applicable. The comparative information showed that the Smaller-Cap Fund’s results were substantially below the Lipper average, the index and the competitor average for the first nine months of 2005, after having been modestly below those benchmarks in 2004 and substantially above them in 2003. The comparative information also showed that over the longer term the Smaller-Cap Fund’s investment results had generally been above or only modestly below its benchmarks except in 2002 and the first nine months of 2005. The directors noted that the Smaller-Cap Fund’s Lipper ranking was in the last quartile for the one-, three-, and five-year periods ended September 30, 2005. However, they recognized that this was largely attributable to the results in 2002 and 2005. Based upon their review, the directors concluded that the Seligman Smaller-Cap Value Portfolio’s relative investment performance over time had been satisfactory.

Management Fees and Other Expenses

The Manager reminded the directors that the management fee rate paid by each Portfolio is the same as the fee rate paid by its Corresponding Fund, except for certain Portfolios which had a lower fee rate than their Corresponding Funds primarily for historical reasons. The directors noted that the management fee rates for the Seligman Large-Cap Value Portfolio and the Seligman Smaller-Cap Value Portfolio include breakpoints (which had not been reached), whereas the fee rates for their Corresponding Funds do not.

The directors also compared the management fee rate payable by each Portfolio to the rate paid by other funds in its peer group, which consisted of the appropriate Lipper category for funds that are purchased by insurance company separate accounts, or a subset thereof of funds with net assets more nearly comparable to those of the applicable Portfolio. In the case of the Seligman Capital Portfolio (0.40%), the Seligman Cash Management Portfolio (0.40%), the Seligman Common Stock Portfolio (0.40%), the Seligman Communications and Information Portfolio (0.75%), the Seligman Investment Grade Fixed Income Portfolio (0.40%) and the Seligman Large-Cap Value Portfolio (0.80%), the directors noted that the management fee paid to the Manager was similar to or below the average and median management fee for the peer group. The directors also noted that the management fee rate paid by each of the Seligman Global Technology Portfolio (1.00%) and the Seligman International Growth Portfolio (1.00%) was somewhat higher and, in the case of the Seligman Smaller-Cap Value Portfolio (1.00%), was materially higher, than the average and median management fee for the peer groups. However, the directors noted that in each case the management fee rate paid by a Portfolio was well within the range of fees paid by other funds in that Portfolio’s peer group. The directors recognized that it is difficult to make comparisons of management and subadvisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Manager and the Subadviser charge other clients with investment objectives similar to those of certain of the Portfolios. Certain of the Manager’s clients are unregistered investment companies whose shares are sold primarily outside the United States. In each such case, the fee rates charged to these companies are equal to or higher than those charged to the comparable Portfolios. In addition, the management fee rates paid by each Portfolio is the same as, or in some cases less than, the fee rate paid by its Corresponding Fund. The Manager

Seligman Portfolios, Inc.

Matters Relating to the Directors’ Consideration of the
Continuance of the Management Agreement

explained that the lower fee rates applicable to certain Portfolios were largely the result of fee rate increases at their Corresponding Funds that had not been sought for the Portfolios. This was because, in view of the small size of most of the Portfolios and the fact that, at various times, all of such Corresponding Funds had been subsidized by the Manager, the Manager had determined not to recommend fee rate increases for the Portfolios to match those recommended for their Corresponding Funds.

The Manager also manages accounts for institutional clients with investment objectives similar to those of certain Portfolios. The fee rates payable by the Manager’s institutional clients, except for the fee rates payable by certain institutional clients with objectives similar to the Seligman Capital Portfolio, are lower, and in some cases much lower, than the rates paid by the Portfolios. The Manager reviewed with the directors the significant differences in the scope of services the Manager provides to institutional clients and to the Portfolios. For example, the Management Agreements require the Manager to provide, among other things, office facilities, officers (including Seligman Portfolios, Inc.’s Chief Compliance Officer and officers to provide required certifications) and administrative services, such as shareholder communications, corporate housekeeping, tax compliance and securities law filings, with the attendant costs and exposure to liability. The Manager also coordinates the provision of services to the Portfolios by nonaffiliated service providers. Many of these services normally are not provided to non-investment company clients, and fees charged to the Portfolios reflect the costs and risks of the additional obligations. The Manager also noted that since the Portfolios are constantly issuing and redeeming their shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. The directors acknowledged and understood these considerations and according gave appropriate weight to these fee comparisons.

The directors also reviewed data provided by the Subadviser comparing the subadvisory fee rates in the Subadvisory Agreement with the rates they earned from subadvisory relationships with other registered investment companies with similar investment objectives. They noted that the sub-advisory fee rates generally fell within the range paid by the other clients.

The directors also considered the total expense ratio of each Portfolio in comparison to the fees and expenses of funds within the Portfolio’s peer group. The directors recognized that the expense ratio information for the Portfolios potentially reflected on the Manager’s provision of services, as the Manager is responsible for coordinating services provided to the Portfolios by others. The Manager explained that the expense ratios of some peer group funds were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors noted that the total expense ratio of each of the Seligman Capital Portfolio, the Seligman Common Stock Portfolio, the Seligman Communications and Information Portfolio and the Seligman Investment Grade Fixed Income Portfolio was lower (and, in the case of the Seligman Common Stock Portfolio, significantly lower) than the median and average expense ratio of the funds in the corresponding peer group. The directors also noted that the Seligman Cash Management Portfolio had an expense ratio that was somewhat higher than its peer group, while the Seligman Large-Cap Value Portfolio, the Seligman Smaller-Cap Value Portfolio, the Seligman Global Technology Portfolio and the Seligman International Growth Portfolio had expense ratios that were materially higher than their peer groups.

The Manager explained that the relatively high expense ratios of certain Portfolios is attributable in large part to their small sizes, and would be expected to decline if assets increase. The Manager explained that the Seligman Global Technology Portfolio and Seligman International Growth Portfolio incur high custody fees because of their relatively small sizes. The Manager explained that custodians charge a fixed fee per securities transaction processed, irrespective of the size of the transaction. For small funds, and for funds with high portfolio turnover rates, the per-transaction fee represents a larger percentage of net assets than for larger or less active funds. In addition, in the cases of the Seligman Global Technology Portfolio and Seligman International Growth Portfolio, custodial fees of foreign subcustodians were significantly higher than those of U.S. custodians, thus potentially exacerbating the problem. In the case of the Seligman Smaller-Cap Value Portfolio, the Manager explained that the high expense ratio was largely attributable to the Portfolio’s higher-than-average management fee rate. The directors noted that the Manager had voluntarily agreed to reimburse the expenses of certain Portfolios. The directors were satisfied that each Portfolio’s expense ratio was acceptable in that Portfolio’s particular circumstances.

Economies of Scale

The directors noted that the management fee schedules for some of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Manager as assets increase, largely because economies of scale are realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The directors do not believe there is a uniform methodology for establishing breakpoints that give effect to Portfolio-specific services provided by the Manager and to the economies of scale that the Manager may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolios, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a Portfolio’s management fee breakpoints with those that may have been adopted by comparable funds. The directors also noted that the advisory agreements for many competitor funds do not have breakpoints at all and that, in any event, the Portfolios generally did not benefit from significant net sales in recent times. The directors concluded for each Portfolio that the breakpoint arrangements, or absence of breakpoints in the Portfolio’s fee rate schedule, as applicable, was acceptable under the Portfolio’s circumstances.

Seligman Portfolios, Inc.
Directors and Officers
Information pertaining to the Directors and Officers of Seligman Portfolios is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John R. Galvin (76)[1,3] • Director: 1995 to Date • Oversees 58 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance); and Trustee, Institute for Defense Analyses. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (70)[2,3] • Director: 1991 to Date • Oversees 58 Portfolios in Fund Complex
President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowship (summer internships for college students); Trustee, Committee for Economic Development; Governor, Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Trustee, Save the Children (nonprofit child assistance organization). From January 1998 until December 2000, Chairman, The Rockefeller Foundation (charitable foundation). From September 1987 until September 1997, Director, New York Telephone Company.

Frank A. McPherson (72)[2,3] • Director: 1995 to Date • Oversees 58 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), BOK Financial (bank holding company), and the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (63)[1,3] • Director: 1988 to Date • Oversees 58 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

Leroy C. Richie (64)[1,3] • Director: 2000 to Date • Oversees 57 Portfolios in Fund Complex
Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation, and Detroit Economic Growth Corp. Formerly, Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (73)[2,3] • Director: 1988 to Date • Oversees 58 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance); and Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (70)[1,3] • Director: 1993 to Date • Oversees 58 Portfolios in Fund Complex
Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company). Formerly, Director and Consultant, Sammons Enterprises, Inc.; and Director, C-SPAN (cable television network).

_____________
See footnotes on page 70.

Seligman Portfolios, Inc.
Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (67)* • Director and Chairman of the Board: 1988 to Date • Oversees 58 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (53)* • Director: 1993 to Date • President: 1995 to Date • Chief Executive Officer: 2002 to Date • Oversees 57 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds†; Director or Trustee of each of the investment companies of the Seligman Group of Funds (with the exception of Seligman Cash Management Fund, Inc.); Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.

John B. Cunningham (41) • Vice President and Co-Portfolio Manager: 2004 to Date
Co-Portfolio Manager of Common Stock Portfolio; Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager of Tri-Continental Corporation, Seligman Common Stock Fund, Inc., and Seligman Income and Growth Fund, Inc. Formerly, Co-Portfolio Manager of Seligman Portfolios’ Income and Growth Portfolio; and Managing Director, Senior Portfolio Manager, Salomon Brothers Asset Management (“SBAM”) and Group Head of SBAM’s Equity Team. Prior to 2001, Director and Portfolio Manager, SBAM.

Neil T. Eigen (62) • Vice President and Co-Portfolio Manager: 1998 to Date
Co-Portfolio Manager of Large-Cap Value Portfolio and Smaller-Cap Value Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Director, Seligman Advisers, Inc. and Seligman Services, Inc.; Vice President and Co-Portfolio Manager of Seligman Value Fund Series, Inc. Formerly, Senior Managing Director, Chief Investment Officer and Director of Equity Investing, Bear Stearns Asset Management.

Christopher J. Mahony (42) • Vice President and Portfolio Manager: 2002 to Date
Portfolio Manager of Cash Management Portfolio and Investment Grade Fixed Income Portfolio; Senior Vice President, Investment Officer of J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc. and Seligman Investment Grade Fixed Income Fund, Inc. and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc.; Vice President of Seligman High Income Fund Series and Portfolio Manager of its U.S. Government Securities Fund. Formerly, Senior Portfolio Manager at Fort Washington Investment Advisors, Inc.

Michael F. McGarry (42) • Vice President and Co-Portfolio Manager: From Jan. 2005
Co-Portfolio Manager of Common Stock Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Tri-Continental Corporation and Seligman Common Stock Fund, Inc. Formerly, Senior Vice President, J. & W. Seligman & Co. Incorporated.

Richard M. Parower (39) • Vice President and Portfolio Manager: 2002 to Date
Portfolio Manager of Global Technology Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President of Seligman Global Fund Series, Inc. and Portfolio Manager of its Global Technology Fund and Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. Formerly, Senior Vice President, J. & W. Seligman & Co. Incorporated; Senior Analyst with Citibank Global Asset Management covering Global IT Services from June 1998 to April 2000.

Richard S. Rosen (47) • Vice President and Co-Portfolio Manager: 1998 to Date
Co-Portfolio Manager of Large-Cap Value Portfolio and Smaller-Cap Value Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager of Seligman Value Series, Inc. Formerly, Managing Director and Senior Portfolio Manager, Bear Stearns Asset Management.

_____________
See footnotes on page 70.

Seligman Portfolios, Inc.
Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Marion S. Schultheis (59) • Vice President and Portfolio Manager: 1998 to Date
Portfolio Manager of Capital Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman Capital Fund, Inc., and Seligman Growth Fund, Inc. Formerly, Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Global Growth Fund.

Paul H. Wick (42) • Vice President and Portfolio Manager: 1994 to Date
Portfolio Manager of Communications and Information Portfolio; Director and Managing Director, J. & W. Seligman & Co. Incorporated since November 1997 and January 1995, respectively; Vice President and Portfolio Manager, Seligman Communications and Information Fund, Inc. He joined J. & W. Seligman & Co. Incorporated in 1987 as an Associate, Investment Research.

Eleanor T. M. Hoagland (54) • Vice President and Chief Compliance Officer: 2004 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†. Formerly, Managing Director, Partner and Chief Portfolio Strategist, AMT Capital Management

Thomas G. Rose (48) • Vice President: 2000 to Date
Managing Director, Chief Financial Officer and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (49) • Vice President: 1992 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer of Seligman Data Corp.

Frank J. Nasta (41) • Secretary: 1994 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc., and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.
__________
ø
The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*
Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Portfolios, Inc., which contains information about the management fees and other costs. Please read the prospectus carefully before investing or sending money.

SP2 12/05

ITEM 2.	CODE OF ETHICS.

As of December 31, 2005, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$160,000	$198,000
Audit-Related Fees	40,000	62,000
Tax Fees	49,350	31,800
All Other Fees	-	-- -

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts for (i) limited review of the registrant’s semi-annual financial statements; and (ii) review of quarterly compliance procedures regarding diversification requirements of the registrant. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) - (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $89,350 and $93,800, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

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ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)  Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN PORTFOLIOS, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: March 8, 2006

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date: March 8, 2006

SELIGMAN PORTFOLIOS, INC.

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EXHIBIT INDEX

(a)(1) Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2) Certifications of principal executive officer and principal financial officer as  required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.

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